UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

MYMETICS CORPORATION
(Name of Registrant as Specified in Charter)

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MYMETICS CORPORATION

c/o Mymetics SA

Route de la Corniche 4

1066 Epalinges Switzerland

011 41 21 566 57 72

Dear Stockholder:

This information statement is being furnished to you, as a holder of common stock, par value $0.01 (“ Common Stock”), of Mymetics Corporation, a Delaware corporation (“ Mymetics”, “we” or the “ Company”), on or around [  ], 2023, to inform you of (i) the approval on October 5, 2023 of resolutions by our Board of Directors (the “Board”) proposing an amendment to our Certificate of Incorporation (the “ Certificate of Incorporation”) to effect a reverse stock split of our Common Stock (the “Reverse Stock Split”) and (ii) our receipt of written consents dated October 9, 2023 (the “ Written Consents”), approving such amendment by stockholders holding 51.55% of the voting power of all of our stockholders entitled to vote (the “Consenting Stockholders”) on the matter as of October 9, 2023 (the “ Record Date”). The resolutions adopted by the Board and the written consents of the stockholders give us the authority to file a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”). The Certificate of Amendment shall be filed with the Secretary of State of the State of Delaware on or after [  ], 2023 (20 calendar days following the date this Information Statement is first mailed to our stockholders), and will become effective immediately thereafter (the “Effective Date”). As a result of the Reverse Stock Split, as described in more detail below, Mymetics stockholders owning fewer than 2,000 shares of Mymetics Common Stock will receive cash in the amount of $0.0023 per share of existing Common Stock, and (y) Mymetics stockholders who own 2,000 or more shares of existing Common Stock on the Effective Date will receive (1) one share of new Common Stock for every 2,000 shares of existing Common Stock held on the Effective Date and (2) cash in lieu of any fractional share of new Common Stock that such holder would otherwise be entitled to receive on the basis of $0.0023 per share of existing Common Stock.

Although the Reverse Stock Split has been approved by the requisite number of stockholders, the Board reserves the right, in its discretion, to abandon the Reverse Stock Split prior to the proposed Effective Date if it determines that abandoning the Reverse Stock Split is in the best interests of the Company.

The Reverse Stock Split is being undertaken as part of the Company’s plan to suspend its obligations to file periodic and current reports and other information with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As described further in this Information Statement, the Board has determined that the costs of being a public reporting company outweigh the benefits thereof. The actions described herein, including effecting the Reverse Stock Split, terminating the registration of our common stock under Section 12(g) of the Exchange Act and suspending of our reporting obligations under Section 15(d) of the Exchange Act, are collectively referred to herein as the “Transaction.” After giving effect to the Transaction, we will no longer be subject to the reporting requirements under the Exchange Act or other requirements applicable to a public company, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the listing standards of any national securities exchange.

Additionally, the Reverse Stock Split is subject to FINRA approval, of which there are no assurances when and if FINRA will provide such approval.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of record on the Record Date of the Reverse Stock Split taken by the Consenting Stockholders in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. The Reverse Stock Split will become effective as soon as possible, but not sooner than 20 days following the date that the accompanying information statement is first mailed to our stockholders. The information statement is first mailed to you on or about [  ], 2023. The accompanying information statement shall serve as notice to our stockholders who did not consent to action of our stockholders taken without a meeting, pursuant to Section 228(e) of the Delaware General Corporation Law.

The date of this information statement is [  ], 2023.

By Order of the Board of Directors,

/s/ Ronald Kempers
Ronald Kempers
Chief Executive Officer and Chief Financial Officer

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MYMETICS CORPORATION

 c/o Mymetics SA

Route de la Corniche 4

1066 Epalinges Switzerland

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS OF MYMETICS CORPORATION

This information statement is being furnished to the stockholders of Mymetics Corporation, a Delaware corporation (“Mymetics”, “we “ or the “Company”) in connection with our receipt of written consents dated October 9, 2023 (the “Written Consents “) by stockholders (the “Consenting Stockholders”) holding 51.55% of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock “), to adopt and approve a 1-for-2,000 reverse stock split of the Company’s Common Stock (the “Reverse Stock Split”). The following actions will be taken pursuant to the Written Consents:

1.

On or after the 20th day following the mailing of this information statement, the Company will effect a 1-for-2,000 Reverse Stock Split of the Company’s Common Stock by filing a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and will become effective immediately thereafter (the “Effective Date “).

2.

On or after the 20th day following the mailing of this information statement, Direct Transfer LLC will process the Reverse Stock Split of the Company’s Common Stock at the rate of 1-for-2,000, whereby every 2,000 shares of the Company’s existing Common Stock will be combined and converted into one share of new Mymetics Common Stock. No fractional shares will be issued, and:

•	Stockholders who hold fewer than 2,000 shares of existing Common Stock on the Effective Date will receive cash in the amount of $0.0023 per share of existing pre-reverse split Common Stock.

•	Stockholders who hold 2,000 or more shares of existing Common Stock on the Effective Date will receive:

-	one share of new Common Stock for every 2,000 shares of existing Common Stock held on the Effective Date; and

-	cash in lieu of any fractional share of new Common Stock that such holder would otherwise be entitled to receive on the basis of $0.0023 per share of existing Common Stock.

3.

All stock certificates evidencing ownership of the Company’s outstanding Common Stock immediately prior to the Reverse Stock Split will be deemed for all purposes to represent (a) a claim for cash payment in lieu of a fractional share of new Mymetics Common Stock and/or (b) new certificates representing the number of shares of new Mymetics Common Stock that will result from the Reverse Stock Split, whether or not the certificates representing existing Mymetics Common Stock are surrendered for exchange.

The enclosed information statement is being furnished to inform you of the foregoing action. The actions will not become effective before the date which is 20 days after this information statement is first mailed to stockholders. The enclosed information statement is first being mailed on or about [  ], 2023 to stockholders of record on September 30, 2023. You are encouraged to read the enclosed information statement in its entirety for a description of the action taken by the Written Consent.

By Order of the Board of Directors,

/s/ Ronald Kempers
Ronald Kempers
Chief Executive Officer and Chief Financial Officer

THE REVERSE STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE STOCK SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE REVERSE STOCK SPLIT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

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TABLE OF CONTENTS1

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SUMMARY TERM SHEET

The following summary term sheet provides an overview of the material matters that are presented in this information statement. This summary term sheet should be read in conjunction with the full text of this information statement and the appendices attached hereto. EACH STOCKHOLDER IS URGED TO READ THE ENTIRE INFORMATION STATEMENT AND APPENDICES WITH CARE. In this information statement, the terms “the Company”, “Mymetics”, “we,” “us,” “our,” and similar terms refer to Mymetics Corporation a Delaware corporation, having its principal executive offices c/o Mymetics SA, Route de la Corniche 4, Epalinges, Switzerland, Telephone: +011 41 21 566 57 72. This information statement is first being sent or delivered to the Company’s stockholders on or about [  ], 2023.

The Reverse Stock Split

On or after the 20th day following the mailing of this information statement, Mymetics Corporation a Delaware corporation (the “ Company”) will effect a 1-for-2,000 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share (the “ Common Stock”), as unanimously approved by the Company’s Board of Directors (the “Board”) and the stockholders (the “ Consenting Stockholders”) holding 51.55% of the outstanding shares of Common Stock.

Each holder of record on the date of effectiveness of the Reverse Stock Split (the “Effective Date”) will be entitled to receive one share of new Common Stock for every 2,000 shares of existing Common Stock held by that person.

No fractional shares will be issued in connection with the Reverse Stock Split.

•

Stockholders who hold fewer than 2,000 shares of existing Common Stock on the Effective Date will receive cash in the amount of $0.0023 per share of existing pre-reverse split Common Stock and will cease to be stockholders of Mymetics after the Reverse Stock Split. The amount of cash each holder of fractional common stock will receive will be calculated by multiplying the number of shares of existing Common Stock held by the stockholder on the Effective Date by $0.0023.

•	Stockholders who hold 2,000 or more shares of existing Common Stock on the Effective Date will receive:

-	one share of new common stock for every 2,000 shares of existing Common Stock held on the Effective Date; and

-

cash in lieu of any fractional share of new Common Stock that such holder would otherwise be entitled to receive on the basis of $0.0023 per share of existing Common Stock. For detailed information concerning the terms and provisions of the Reverse Stock Split, see “Special Factors.”

Effect of the Reverse Stock Split on the Company’s Existing Common Stockholders

The Company currently has 303,757,622 shares of Common Stock issued and outstanding. As of September 30, 2023, the Company had identified 1,057 non-objecting beneficial owners of the Company’s Common Stock. Of these:

•	517 stockholders currently hold fewer than 2,000 shares of Common Stock; and

•	540 stockholders currently hold 2,000 or more shares of Common Stock.

Based on the aggregate number of stockholders of record of the Company’s Common Stock, and the number of stockholders of 2,000 or more shares of the Company’s Common Stock, the Company estimates that, following the Reverse Stock Split, there will be approximately 140,266 shares of new Common Stock issued and outstanding held by approximately 662 stockholders of which 113 registered stockholders. For additional information concerning the effect of the Reverse Stock Split on Company stockholders, see “Special Factors-Effects of the Reverse Stock Split on Unaffiliated Stockholders Who Hold Fewer than 2,000 Shares of the Company’s Common Stock in a Single Account,” “Special Factors-Effects of the Reverse Stock Split on Unaffiliated Stockholders Who Hold 2,000 or More Shares of the Company’s Common Stock in a Single Account,” “Special Factors-Effects of the Reverse Stock Split on Affiliated Stockholders,” “Special Factors-Effects of the Reverse Stock Split on Company Affiliates’ Interests in the Company’s Net Book Value and Net Loss” and “Special Factors-General Examples of Potential Effects of the Reverse Stock Split.”

Termination of the Company’s SEC Reporting Obligations After the Reverse Stock Split

Following the completion of the Reverse Stock Split and the filing of a Form 15 with the Securities and Exchange Commission (the “SEC”), the registration of the Company’s Common Stock, as well as its duty to file reports with the SEC under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will terminate and the Company’s Common Stock will no longer be publicly-traded on the OTCQB market tier of the OTC markets. The Company will continue operations as a non-reporting private corporation. As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations. The Company’s duty to file reports with the SEC under Sections 13(a) and 15(d) of the Exchange Act is sometimes referred to herein as the “registration and periodic reporting obligations.” For detailed information concerning the purpose, reasons for and effect of the Reverse Stock Split, see “Special Factors.”

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Interests of the Company’s Directors, Executive Officer and Affiliates in the Reverse Stock Split

The Company’s Board, its executive officer and certain affiliates may have interests in the Reverse Stock Split that are or may be different from, or in addition to, your interests as a Company stockholder:

•

Unlike stockholders who own fewer than 2,000 shares of Mymetics’ Common Stock on the Effective Date, Round Enterprises Ltd., Eardley Holding AG, our director who holds Common Stock and our executive officer, will have the opportunity to participate in the potential upside of any increase in the value of the Company’s Common Stock after the Reverse Stock Split. Round Enterprises Ltd. and Eardley Holding AG, have granted the Company secured convertible notes (in accordance with the Uniform Commercial Code in the State of Delaware), short term convertible notes and other short-term notes, which have a total carrying value of Euro 74,482,591 (equivalent to $78,748,974) as of September 30, 2023, including interest due to date. Interest incurred on these notes since inception has been added to the principal amounts. As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

•

The Company expects each director and the Chief Executive Officer to retain their respective current positions as directors or executive officer of the Company following the Reverse Stock Split, although they are not obligated to do so.

Each of the Company’s directors, executive officer and affiliates will receive the same cash consideration (if they are a stockholder) as unaffiliated stockholders for fractional shares of common stock to which they would be entitled as a result of the Reverse Stock Split. For detailed information concerning the interests of the Company’s directors and executive officer in the Reverse Stock Split, see “Special Factors - Interests of the Company’s Directors, Executive Officer and Affiliates in the Reverse Stock Split.”

Reports, Opinions and Appraisals

•

The Board consulted its financial advisors regarding the Transaction, but did not receive any report, opinion or appraisal from an outside party as to the value of our Common Stock or the fairness of the Transaction to our stockholders. For additional information, see “Special Factors-Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split-Procedural Factors Disfavoring the Reverse Stock Split” and “Special Factors - Reports, Opinions and Appraisals.”

•

The Company has not required the approval of the Reverse Stock Split by the holders of a majority of its unaffiliated stockholders. For additional information, see “Special Factors-Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split-Procedural Factors Disfavoring the Reverse Stock Split.”

•

The Company has not appointed a special committee of independent directors or other unaffiliated persons to determine the fairness of the terms of the Reverse Stock Split. For additional information concerning the appointment of a special committee, see “Special Factors-Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split-Procedural Factors Disfavoring the Reverse Stock Split.”

•

The Company does not intend to appoint any representative (or appoint an unaffiliated representative) to act solely on behalf of unaffiliated security holders for purposes of negotiation of the terms of the transaction described in this information statement or preparing a report concerning the fairness of the Reverse Stock Split. For additional information concerning the appointment of an unaffiliated representative to act on behalf of unaffiliated stockholders, see “Special Factors-Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split-Procedural Factors Disfavoring the Reverse Stock Split.”

 Determination of the Company’s Board of Directors

The Board, on behalf of the Company, unanimously determined that the Reverse Stock Split is substantively and procedurally fair to, and in the best interests of, its unaffiliated stockholders, whether they are cashed out or remain as stockholders of the Company. The Board made this determination after careful consideration of several factors relating to:

•	The fairness of the Reverse Stock Split;

•	The cash consideration to be paid to stockholders who would otherwise be entitled to receive a fractional share of new Company Common Stock as a result of the Reverse Stock Split; and

•	The benefits and consequences of the Reverse Stock Split.

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For additional information concerning the Board’s approval of the Reverse Stock Split, see “Special Factors-Background of the Reverse Stock Split; Alternatives Considered by the Board of Directors,” “Special Factors-Reasons for the Reverse Stock Split,” “Special Factors-Factors Considered by The Board and Company Affiliates as to the Fairness of the Reverse Stock Split,” and “Special Factors-Position of the Company Regarding the Fairness of the Reverse Stock Split.”

Reservation of Right to Abandon the Reverse Stock Split

The Board has retained the right to abandon the Reverse Stock Split, even though approved by the Board and the Company’s majority stockholders, if the Board determines prior to the Effective Date that the Reverse Stock Split is not then in the Company’s best interests or the best interests of the Company’s stockholders.

Among the circumstances the Board may consider in reaching a decision to abandon the Reverse Stock Split is if the transaction becomes too expensive or there is a risk that it will not result in a reduction in the number of record holders to fewer than 300. For additional information concerning the Board’s right to abandon the Reverse Stock Split, see “Special Factors-Reservation of Right to Abandon the Reverse Stock Split.”

Stockholder Approval

•

Section 228 of the Delaware General Corporation Law (“DGCL”) provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action.

•

The Company’s directors and executive officer beneficially own an aggregate of 5.13% of its issued and outstanding stock, and Round Enterprises Ltd., Eardley Holding AG beneficially own 46.42% and 4.11% respectively, of the Company’s issued and outstanding stock.

•

On October 9, 2023, the Company received the Written Consents from the Consenting Stockholders, approving the Reverse Stock Split. The Consenting Stockholders, and the number of shares of Common Stock owned by each as of the Record Date, is as follows:

-	Ronald Kempers – 3,100,000 shares of Common Stock;

-	Round Enterprises Ltd. – 141,006,552 shares of Common Stock;

-	Eardley Holding AG – 12,479,907 shares of Common Stock;

•	Pursuant to Section 228(e) of the DGCL, we are delivering notice of action by written consent of Mymetics’ stockholders to stockholders of record as of the close of business on the Record Date.

•

No further stockholder vote, action or consent is necessary, and there will not be a special meeting of stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND WE REQUEST THAT YOU DO NOT SEND US A PROXY. For additional information concerning the stockholders’ approval of the reverse stock split, see “The Reverse Stock Split- Stockholder Approval of the Reverse Stock Split; Affiliated Stockholder Ownership.”

Dissenters’ Rights

Stockholders are not entitled to appraisal rights in connection with the reverse stock split under either Mymetics’ governance documents or the DGCL. For more information, see “The Reverse Split - Dissenters’ Rights.”

 Source of Funds for the Reverse Stock Split

The Company has cash on hand that will be sufficient to pay out the approximately $2,000 it estimates will be required for the fractional shares resulting from the Reverse Stock Split. For more information, see “The Reverse Stock Split-Source of Funds and Financial Effect of the Reverse Stock Split.”

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Effect on the Company’s Business

As previously announced, the Board of Directors of the Company continues to evaluate next steps for the Company in connection with a possible winddown of the Company’s operations.  Otherwise, the Reverse Stock Split is not expected to have an immediate effect on the Company’s operations, except for the anticipated cost and employee time savings associated with termination of the Company’s public company registration and periodic reporting obligations and the approximate amount of $2,000 of cash that will be spent to effectuate the Reverse Stock Split. For more information, see “Special Factors - Reasons for the Reverse Stock Split,” and “Special Factors - Effects of the Reverse Stock Split on the Company.”

 Trading of Common Stock

•	The Company’s Common Stock is traded over-the-counter on the OTCQB market maintained by the OTC Markets Group Inc. under the symbol “MYMX.”

•

On September 29, 2023, shortly before the public announcement of the proposed Reverse Stock Split, the high and low prices for the Company’s common stock were $0.0017 and $0.0017, respectively. For price ranges of Mymetics’ common stock, see “Market for Common Stock and Dividend Policy.”

•	The average trading volume of the Company’s Common Stock in the 90 days prior to September 30, 2023 was 331,311 shares per day and the daily dollar volume during such period was approximately $1,048.
•	As of September 30, 2023, the Company had 303,757,622 shares of common stock issued and outstanding.

Material Federal Income Tax Consequences

The Company believes the Reverse Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes, which will result in no material federal income tax consequences to the Company. Depending on your individual situation, the Reverse Stock Split may give rise to certain income tax consequences. For additional information concerning the potential federal income tax consequences of the Reverse Stock Split, see “Special Factors-Certain Material Federal Income Tax Consequences.”

QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT

The following questions and answers briefly address some commonly asked questions about the Reverse Stock Split that may not be addressed in the summary above. These questions and answers may not include all the information that is important to you. We urge you to read carefully this entire information statement, including the appendices hereto.

Q:	When will the Reverse Stock Split be effective?

A.

The Reverse Stock Split will become effective upon our filing of the certificate of amendment to our certificate of incorporation with the Delaware Secretary of State (the “Effective Date”), which we plan to do on or about 20 days after the mailing of this information statement. In addition, the processing of the Reverse Stock Split on the OTCQB is subject to completion of regulatory review by the Financial Industry Regulatory Authority. The date on which the certificate of amendment is accepted for filing by the Delaware Secretary of State is sometimes referred to in this information statement as the “effective date of the reverse stock split.”

Q:	When will the Company cease to be an SEC reporting public company?

A.

The registration of the Company’s Common Stock under the Exchange Act will be terminated upon the filing of a Form 15 with the SEC, which the Company will do as promptly as possible after we file the certificate of amendment to our certificate of incorporation with the Delaware Secretary of State. After our Form 15 is filed with and accepted by the SEC, the registration of our Common Stock, as well as our duty to file reports with the SEC under Sections 13(a) and 15(d) of the Exchange Act will terminate and our Common Stock will no longer be publicly traded on the OTCQB.

The Reverse Stock Split, the filing of Form 15 and the resulting termination of the registration of the Company’s Common Stock and the termination of the Company’s duty to file reports with the SEC are sometimes referred to collectively in this information statement as the “going private” transaction.

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Q:	What are some of the advantages of the Reverse Stock Split?

A.	The Board believes that the Reverse Stock Split will have the following advantages, among others:

•

Terminating the registration of the Company’s Common Stock will eliminate the expenses, time and effort related to the Company’s registration and periodic reporting obligations under the Exchange Act, as well as the related stockholder servicing expenses associated with being an SEC reporting company and subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), which are estimated to be in excess of $500,000 annually. The Company, its affiliates and remaining stockholders are expected to benefit from the anticipated savings in regulatory and SEC compliance-related costs;

•

Providing complete liquidity for the Company’s unaffiliated stockholders holding fewer than 2,000 shares and partial liquidity for other unaffiliated stockholders where liquidity has been lacking in the market, and doing so at a fair price through a transaction in which unaffiliated stockholders may be eligible to receive capital gains tax treatment for any realized gains, and avoid paying brokerage commissions and fees; and

•	As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

For additional information concerning the advantages of the Reverse Stock Split and alternatives to the Reverse Stock Split considered by the Board, see “Special Factors - Background of the Reverse Stock Split; Alternatives Considered by the Board” and “Special Factors - Reasons for the Reverse Stock Split.”

Q:	What are some of the disadvantages of the Reverse Stock Split?

A.	The Board believes that the Reverse Stock Split will have the following disadvantages, among others:

•

Stockholders owning fewer than 2,000 shares of the Company’s Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out and will no longer be stockholders of the Company and will not have the opportunity to participate in or benefit from any future potential appreciation in the Company’s value.  As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

•

Stockholders remaining in the Company following the Reverse Stock Split will no longer have available all of the information regarding the Company’s operations and results that is currently available in its filings with the SEC. As a result of the Reverse Stock Split and resulting termination of the Company’s registration and periodic reporting obligations, it will no longer prepare or file with the SEC, among other things, annual reports on Form 10-K or quarterly reports on Form 10-Q. As a result, Company stockholders will no longer be provided, among other things:

-	quarterly financial information;

-	information concerning the Company’s properties, assets and business;

-	management’s annual and quarterly reports on the Company’s financial condition, results of operations and liquidity and capital resources;

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-	information concerning the Company’s directors and executive officer and their compensation, stock ownership and transactions in the Company’s Common Stock;
-	information concerning the stock ownership of the Company’s principal stockholders;

-	information concerning, and copies of, the Company’s corporate and organizational documents and material contracts and agreements; and

-	information concerning material transactions that the Company enters into.

The elimination of these reporting requirements will result in the loss of financial transparency for unaffiliated stockholders that remain stockholders in the Company after the Reverse Stock Split.

•

The Company anticipates that it will no longer prepare proxy materials for its annual meetings of stockholders, and its stockholders may elect to act by written consent of stockholders in lieu of holding annual meetings of stockholders. The Company will no longer be subject to the liability provisions of the Exchange Act, and will no longer be subject to the provisions of the Sarbanes-Oxley Act, and its officers will no longer be required to certify the accuracy of the Company’s financial statements.

•	Following the Reverse Stock Split, the Company’s remaining stockholders will no longer be able to trade the Company’s Common Stock on the over the OTCQB, the effect of which is a loss of liquidity.

•	The Company will be less likely to be able to use stock to acquire other companies; and it will be more difficult for the Company to access the public equity markets.

For additional information concerning the disadvantages of the Reverse Stock Split, see “Special Factors - Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split-Substantive Factors Disfavoring the Reverse Stock Split” and “- Procedural Factors Disfavoring the Reverse Stock Split.”

Q:	The Company has been publicly held for several years; what are some of the reasons for “going private” now?

A.

The Board believes the Company for a number of years has derived and currently derives no material benefit from its public company status. In addition to the direct financial burden from being a public company, the thin trading market in its Common Stock has not provided liquidity to the Company’s stockholders, nor does the Company expect that it will be able to use its stock as currency for acquisitions or other transactions in the future. These factors, combined with the implementation costs and ongoing expenses to be incurred by the Company related to the internal controls requirements of Section 404 of the Sarbanes-Oxley Act, led the Board to conclude that the Company should terminate its public company reporting status.  As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

Q:	What are some of the factors supporting the Board’s determination to approve the Reverse Stock Split?

A.

The Board and certain affiliates of the Company based the determination to approve the Reverse Stock Split on several factors. Importantly, they considered the relative advantages and disadvantages discussed below and under “Special Factors - Background of the Reverse Stock Split; Alternatives Considered by the Board.” “- Reasons for the Reverse Stock Split.” “- Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split” and “- Position of the Company Regarding the Fairness of the Reverse Stock Split.” The Board also considered certain other factors, including:

•

The analysis regarding the Reverse Stock Split of the Board’s discussions and conclusions about the fairness of the pre-split share price of $ 0.0023 to be paid for fractional shares to our stockholders owning less than 2,000 shares or a number of shares not evenly divisible by 2,000.

•	The projected tangible and intangible cost savings to the Company by terminating its public company status.

•

Attempts by Company stockholders to achieve liquidity in the existing trading market would be frustrated due to the low average daily trading volume of the Company’s Common Stock on the OTCQB. Only a small number of shares could be purchased or sold on the OTCQB without the risk of significantly increasing or decreasing the trading price.

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Q:	What is the total cost of the Reverse Stock Split to the Company?

A.

The Company estimates that the total cost of the Reverse Stock Split will be approximately $102,000 - consisting of approximately $2,000   to cash out fractional shares, approximately $50,000 in legal and accounting fees, approximately $10,000 related to the mailing of this information statement, approximately $20,000 for the Exchange Agent (as defined below) and $20,000 in other costs and expenses to effect the Reverse Stock Split. This total amount could be larger or smaller if the estimated number of fractional shares that will be outstanding after the Reverse Stock Split changes as a result of purchases or sales of Common Stock by unaffiliated stockholders.  As previously announced, the Board of Directors of the Company continues to evaluate next steps for the Company in connection with a possible winddown of the Company’s operations.

Q:

Why didn’t the Board form a committee of disinterested (or unaffiliated) directors to approve the Reverse Stock Split or require the approval of the holders of a majority of shares which are unaffiliated with the Board or management?

A.

The Board considered whether, and determined not, to form a committee of disinterested directors or representatives to approve the Reverse Stock Split for several reasons. First, the Reverse Stock Split will be applied equally to the Company’s Common Stock, whether held by affiliated or unaffiliated stockholders, and the interests of unaffiliated and affiliated stockholders are the same. Second, the Board is comprised of persons with many years of corporate experience. Finally, the Board believes its long-standing familiarity with the Company, its financial condition, and its prospects make the time and expense of a special committee or independent representative unwarranted.

The Board determined that any risk associated with not requiring the approval of at least a majority of the Company’s unaffiliated stockholders is mitigated by the procedural factors favoring the Reverse Stock Split, such as the fact that stockholders have the option to remain stockholders of Mymetics if they purchase sufficient shares to bring their holdings to at least 2,000 shares immediately prior to the Effective Date.

Q:	Will I have appraisal rights in connection with the Reverse Stock Split?

A.	No. Neither Delaware law nor the Company’s Certificate of Incorporation, as amended, or bylaws provide you with appraisal rights in connection with the Reverse Stock Split.

Q:	Will I be able to sell my shares following the Reverse Stock Split?

A.

The Company’s Common Stock is currently quoted on the OTCQB market. After the Reverse Stock Split, the Company’s Common Stock will no longer be eligible to be quoted on the OTCQB. As a result, stockholders may no longer have the ability of selling their shares of Common Stock on the public market, and there may be no effective trading market for the Company’s Common Stock.

Q:	What will be my tax consequences if I hold 2,000 or more shares of Common Stock at the time of the Reverse Stock Split and remain a stockholder of the Company after the Reverse Stock Split?

A.

Depending on your individual situation and depending upon whether you receive cash in addition to shares of new Common Stock as a result of the Reverse Stock Split, the Reverse Stock Split may give rise to certain income tax consequences:

•

If you (1) continue to hold the Company’s Common Stock immediately after the Reverse Stock Split, and (2) receive no cash as a result of the Reverse Stock Split, you should not recognize any gain or loss in the Reverse Stock Split. Your aggregate adjusted tax basis in your shares of the Company’s Common Stock held immediately after the Reverse Stock Split should be equal to your aggregate adjusted tax basis in your shares of Common Stock held immediately prior to the Reverse Stock Split and you should have the same holding period in the Company’s Common Stock as you had in such stock immediately prior to the Reverse Stock Split.

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•

If you both receive cash as a result of the Reverse Stock Split and continue to hold the Company’s Common Stock immediately after the Reverse Stock Split, you generally will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of the shares of the Company’s Common Stock held by you immediately after the Reverse Stock Split plus the cash received over your adjusted tax basis in the shares held by you immediately before the Reverse Stock Split, or (2) the amount of cash received in the Reverse Stock Split. Your aggregate adjusted tax basis in your shares of the Company’s Common Stock held immediately after the Reverse Stock Split will be equal to your aggregate adjusted tax basis in your shares of the Company’s Common Stock held immediately prior to the Reverse Stock Split, increased by any gain recognized in the Reverse Stock Split, and decreased by the amount of cash received in the Reverse Stock Split.

For additional information concerning the potential federal income tax consequences of the Reverse Stock Split, see “Special Factors-Certain Material Federal Income Tax Consequences.”

Q:	What will be my tax consequences if I hold fewer than 2,000 shares of Common Stock at the time of the Reverse Stock Split and do not remain a stockholder of the Company after the Reverse Stock Split?

A.

Depending on your individual situation, the Reverse Stock Split may give rise to certain income tax consequences. If you (1) receive cash in exchange for a fractional share as a result of the Reverse Stock Split, (2) do not continue to hold any Common Stock immediately after the Reverse Stock Split, and (3) you are not related to any person or entity which holds Common Stock immediately after the Reverse Stock Split, you will recognize capital gain or loss. For additional information concerning the potential federal income tax consequences of the Reverse Stock Split. See “Special Factors-Certain Material Federal Income Tax Consequences.”

Q:	Will I continue to receive information about the Company if I remain a stockholder?

A.

Stockholders may under certain circumstances obtain information from the Company in accordance with the requirements of the DGCL upon submitting a written request to the Company which specifies the information sought and the purpose of the request. Under Delaware law, the Company may withhold information from a stockholder who does not have a “proper purpose” or otherwise fails to comply with statutory requirements.

Q:	Should I send in my stock certificates now?

A.

No. The Company has appointed Direct Transfer LLC to act as exchange and paying agent (the “Exchange Agent”) for holders of Common Stock in connection with the Reverse Stock Split. You may contact the Exchange Agent by mail at transfer@issuerdirect.com or by phone at (+1) 919-744-2722 .

For those stockholders who will receive cash in lieu of fractional share: The Company will deposit with the Exchange Agent, as soon as practicable prior to the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split. The Company’s stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees.

Because the Company does not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, it cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount the Exchange Agent will be required to pay for fractional share interests.

For those stockholders who will receive new shares of the Company’s Common Stock: As of the close of business on the Effective Date, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split will be deemed, automatically and without any action on the part of individual stockholders, to represent one-two thousandth (1/2,000) the number of shares of Common Stock on its face after the Reverse Stock Split, with any fractional shares voided and paid in cash as discussed above. Each registered stockholder will be able (but not required) to obtain a new Common Stock certificate evidencing its post-reverse-split shares only by sending the Exchange Agent its old Common Stock certificate(s), together with the properly executed and completed Letter of Transmittal and such evidence of ownership of the shares as the Exchange Agent may require. Stockholders will not receive certificates for new Common Stock unless and until their old Common Stock certificates are surrendered.

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The related Letter of Transmittal contains specific instructions relating to the exchange of certificates and must be completed and returned together with the old Common Stock certificates in order for a new Common Stock certificate to be issued. Upon surrender of an old Common Stock certificate accompanied by a properly completed and executed Letter of Transmittal, a new certificate representing the new Common Stock and a check payable to the stockholder for any fractional share will be issued and forwarded to the stockholder after the Effective Date. Stockholders whose shares are held in brokerage accounts or in a street name need not submit old Common Stock certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company’s records. The Exchange Agent will, after the Effective Date, send a Letter of Transmittal to any other record holders of the Company’s issued and outstanding Common Stock as of the close of business on the Effective Date. Any stockholder whose old Common Stock certificate has been lost, destroyed or stolen will be entitled to issuance of a new Common Stock certificate upon compliance with such requirements as the Company and the Exchange Agent customarily apply in connection with lost, stolen or destroyed certificates.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Q:	Does the Company have any plans for growth and will the Reverse Stock Split enhance the value of the Company’s Common Stock?
A.

No. As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.  The Company does not know what effect the Reverse Stock Split will have upon the value of its Common Stock; however, the Company hopes that the savings to be achieved from ceasing to be a public company and the other reasons for the Reverse Stock Split will result in an enhancement in the value of the Company and its Common Stock. The Company cannot assure you on this matter.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This information statement contains certain forward-looking statements that involve risks and uncertainties. Because these forward-looking statements are being made in connection with an SEC Rule 13e-3 “going private” transaction, the safe harbor created by Section 21E of the Exchange Act does not apply to these statements. Such forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals and objectives. Such statements are generally accompanied by words such as “intend.” “anticipate,” “believe,” “estimate,” “expect,” or similar terms. The Company’s actual results may differ materially from such statements, which reflect the Board’s and/or management’s opinions only as of the date hereof.

Although Mymetics believes that the assumptions underlying its forward-looking statements are reasonable, any of the assumptions could prove inaccurate and. Therefore, the results contemplated in such forward-looking statements might not be realized. The inclusion of such forward-looking information should not be regarded as a representation by the Company or any other person that the future events, plans or expectations contemplated by the Company will be achieved. To the extent required by the federal securities laws. The Company has a responsibility to make full and prompt disclosure of material fact, whether favorable and unfavorable, regarding the Company’s financial condition and this responsibility may extend to situations where management knows or has reason to know that previously disclosed projections no longer have a reasonable basis. Readers should carefully review the risks set forth herein as well as other factors addressed in this report. Forward-looking statements made in this document or in any documents incorporated by reference or otherwise made in reference to this transaction are not protected under the safe harbors of the Private Securities Litigation Reform Act of 1995.

SPECIAL FACTORS

Purpose of the Reverse Stock Split

The purpose of the Reverse Stock Split is to facilitate a “going private” transaction to terminate the Company’s registration and periodic reporting obligations under the Exchange Act, and continue future operations as a private company, thereby relieving us of the costs, administrative burdens and competitive disadvantages associated with operating as a public company. The Company intends to accomplish this purpose by reducing the number of holders of record of Common Stock to fewer than 300 by cashing out the fractional shares that result from the Reverse Stock Split. The Company estimates that the Reverse Stock Split will decrease the total number of common stockholders from approximately 1,620 stockholders to 662 stockholders and from approximately 559 registered stockholders to 113 registered stockholders.

 Background of the Reverse Stock Split; Alternatives Considered by the Board

Due to (a) the costs of maintaining its public company status, (b) the time spent by directors and officers related to being a public company, (c) the fact that the Company has not realized any of the benefits associated with being a public company, such as access to the public capital markets, ability to use stock to make acquisitions, enhanced stockholder value and business credibility, and (d) limited liquidity and the market price of the Company’s Common Stock, the Board considered whether it was in the best interests of the Company and its stockholders for the Company to remain a publicly traded entity. The following is a summary of the actions taken by the Board during this process.

In July and August, 2023, Company management held telephone discussions with representatives of McDermott Will & Emery LLP, the Company’s outside legal counsel. Various methods to accomplish a going private transaction were reviewed, including an examination of a cash out merger, a tender offer, a sale of the Company to, or merger of the Company with, another organization, a reverse stock split, and purchases of the Company’s common stock on the open market.

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During these discussions, the following strategic alternatives in addition to the reverse stock split were considered:

1.

Sale of the Company or substantially all of its assets. Under this alternative, Mymetics would attempt to sell (subject to the stockholders’ approval) the Company or substantially all of the assets of the Company. However, even with the engagement of several business brokers to evaluate strategic alternatives for the Company or its assets, sale efforts were ineffective in attracting potential buyers. Between May 2022 and March 2023, the Company approached close to 500 companies globally and attempted, but was unsuccessful, in selling itself or substantially all of its assets.  The Board concluded that, under the current conditions, the interest in the market to purchase the shares or assets of the Company is extremely low or absent.

2.

Dissolution of the Company and liquidation of its assets. Under this alternative, Mymetics would (subject to the stockholders’ approval) dissolve the Company in accordance with the DGCL and wind up and liquidate the Company’s assets. However, even after filing a Certificate of Dissolution, the Company may still be deemed to have such number of record stockholders in excess of the Exchange Act Rule 12g-4 thresholds. Accordingly, the Company would likely be required to continue its reporting under the Exchange Act until the time all assets and liabilities of the Company are wound up and sorted out pursuant to state law, which would continue to be costly for the Company.

3.

Other transactions. The Board also considered other possible transactions, such as purchases of shares on the open market or an issuer tender offer. However, the Board concluded that these and similar transactions would be more costly, including due to higher legal costs and other transactional expenses, lack certainty in reducing the number of stockholders of record to fewer than 300 and/or take a longer time to effectuate.

During these discussions, the Board also considered the benefits and disadvantages of:

1.

forming a special committee of the Board to consider and review the Reverse Stock Split and to make a recommendation to the full board as to the approval of the Reverse Stock Split. The Board discussed the fact that the Reverse Stock Split applies equally to all stockholders, including the directors and officers, and that no director, executive officer or affiliate of the Company would receive any benefit not received by any other stockholder. Based on these factors, the Board determined not to appoint a special committee.

2.

requiring the approval of the Reverse Stock Split by the holders of a majority of the shares of Common Stock held by our unaffiliated stockholders. In considering whether to require the approval of our unaffiliated stockholders, the Board discussed the fact that stockholders would have the option to remain stockholders of the Company if they purchase sufficient shares to bring their holdings to at least 2,000 shares immediately prior to the Effective Date, the fact that the Reverse Stock Split applies equally to all stockholders, the fact that the Company’s affiliate stockholders’ percentage ownership would likely not significantly change after the Reverse Stock Split and the likely inability to have a majority of the non-affiliate stockholders participate in such a vote. Based on these factors, the Board determined not to require the approval of the Reverse Stock Split by the holders of a majority of the shares of Common Stock held by unaffiliated stockholders of the Company.

The Board also discussed in detail other aspects of the going private transaction, including the price to be paid to stockholders in lieu of fractional shares. In that regard, the Company noted that historically its volume of trading was low and, as a result, neither might accurately reflect the value of the Company’s Common Stock, which price was higher than the book value per share reflected in the Company’s public filings with the SEC.

The Board also identified and undertook discussions of the disadvantages of the Reverse Stock Split, namely, the fact that stockholders of record owning fewer than 2,000 shares would not be able to participate in any future growth of the Company. The Board noted that this disadvantage is minimized by the fact that any stockholder who so chooses can remain a stockholder by purchasing a sufficient number of shares in order to increase the number of shares in such stockholder’s record account to at least 2,000. Another disadvantage discussed by the Board is the fact that stockholders who remain after the Reverse Stock Split will no longer have access to information concerning the Company’s operations and financial results that is currently available in its SEC filings.

On October 3, 2023, the Board concluded that a valuation of $0.0023 per share would be fair to the stockholders who would receive fractional shares as a result of the Reverse Stock Split, representing a 30% premium on the 25-day volume weighted average price of Mymetics common share during the period August 26, 2023 to September 29, 2023.

Based on these considerations, the Board determined that the results of a Reverse Stock Split are more predictable and automatic, and determined that the Reverse Stock Split is the most expeditious and economical way of reducing the number of holders of record to fewer than 300 and effecting the termination of its registration and periodic reporting obligations. The Board then unanimously approved by written consent a 1-for-2,000 Reverse Stock Split of the Company’s Common Stock on October 5, 2023.

In October, 2023, as the Company and the Board continued to have discussions on a going private transaction through the Reverse Stock Split, management of the Company had informal discussions with the Consenting Stockholders, and the Company asked the Consenting Stockholders if this might be something they would support, in order to determine the feasibility and advisability, as the Company did not wish to devote Company time and resources to such actions unless there was significant shareholder interest. The Consenting Stockholders indicated that they would consider supporting a Reverse Stock Split, and asked that the Company provide them with all available information when they were ready to move forward, in order to fully evaluate whether they would provide consent. Other than engaging in discussions initiated by the Company, the Consenting Stockholders were not involved in the planning or structuring of the Reverse Stock Split.

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On October 9, 2023, the Consenting Stockholders, holding approximately 51.55% of the Company’s outstanding Common Stock, delivered their consent approving the Reverse Stock Split and other transactions contemplated thereby. The stockholder consent is sufficient under the DGCL to approve the Reverse Stock Split without the concurrence of any other stockholders. Therefore, no further action of the stockholders is necessary to approve the Reverse Stock Split. The Company has not required the approval of the Reverse Stock Split by the holders of a majority of the Company’s shares held by persons unaffiliated with the Company.

Reasons for the Reverse Stock Split

Limited Business Operations

As previously announced, the Board of Directors of the Company continues to evaluate the next steps, which could include a voluntary delisting of the OTCQB marketplace in connection with a possible winddown of the Company’s operations.

On February 8, 2023, the Company announced that it has been conducting a process to explore strategic alternatives to enhance shareholder value. The Board authorized management and its external advisors to initiate such a process, and it has been considering a broad range of strategic alternatives including a potential sale of part or all of the Company. In connection therewith, the Company, through its external advisors, had requested bids (the “Bid Process”) for any combination of assets (including but not limited to as a going concern), by February 24, 2023, at 5:00 pm ET (the “Bid Deadline”). To the extent the Company determined there were viable bids by or prior to the Bid Deadline, the Company pursued those possible alternatives. To the extent there were no viable bids provided by or prior to the Bid Deadline, the Company would consider other alternatives, including the winding up of its operations shortly after the Bid Deadline. On February 24, 2023, the Company announced that it was still discussing with counterparties potential bids for any combination of its assets (including but not limited to as a going concern) and had decided to extend the bid process (the “Bid Process”) for an indeterminate period of time. The extension of the Bid Process did not assure the sale of part or all of the Company or other change or outcome. The Company retained McDermott, Will & Emery LLP as legal counsel in connection with the Bid Process.

While the Company pursued these strategic alternatives, due to lack of liquidity, cost reductions for 2023 had been put in place, including the termination of employment agreements for all employees, except Ronald Kempers. On July 26, 2023, the Company decided to winddown its wholly owned subsidiary Bestewil Holding BV (“BH”) and Mymetics BV running the laboratory, which is the wholly owned subsidiary of BH.  The Company has been working with the appropriate accountants to ensure this winddown process follows the applicable tax and accounting regulations. The execution of the winddown is expected to take several months to complete and is subject to various risks and uncertainties that could impact on the Company’s ability to successfully complete the winddown or the costs associated with the winddown.  To the extent that none of the remaining strategic alternatives are viable, we are exploring a possible winddown of the Company. The Board of Directors of the Company continues to evaluate the next steps, which could include a voluntary delisting of the OTCQB marketplace in connection with a possible winddown of the Company’s operations. As of the date of this filing, there is no certainty or conclusion on the future of the Company.

Termination of Registration and Reporting Requirements; Reduction of Expenses

Another reason for the Reverse Stock Split is to qualify the Company for deregistration of its Common Stock under SEC Rules 12g-4(a)(1) and (b). Those rules allow a public company with a class of securities held by fewer than 300 persons of record to terminate its registration and reporting obligations under the Exchange Act, with respect to that class of securities. The Company believes it is its duty in fairness to all of its stockholders and an exercise of its good business judgment to accomplish the Reverse Stock Split as soon as possible.

The Reverse Stock Split will terminate the equity interests of approximately 960 of the Company’s holders of Common Stock who each own fewer than 2,000 shares of Common Stock and will reduce the equity interest of any record holder who beneficially holds a number of shares of Common Stock that is not evenly divisible by 2,000.

In addition, the Reverse Stock Split will terminate the equity interests of beneficial owners of fewer than 2,000 shares whose shares are held in “street name” by their broker or other record owner. The Reverse Stock Split is expected to relieve the Company of the administrative burdens and costs associated with filing reports and otherwise complying with the requirements of registration under the federal securities laws by deregistering the Company’s Common Stock.

Additionally, the Reverse Stock Split is expected to reduce the administrative burden and expense of maintaining many small stockholders’ accounts. A large number of stockholders, approximately 960 out of 1620 shareholders own less than 2,000 shares, which is less, and in many cases substantially less, than $5 in value at current market prices. The Company believes that it is uneconomical for the Company to continue to maintain share positions of such a small size. These small positions will be cashed out as a result of the Reverse Stock Split. In addition, the Reverse Stock Split would provide small stockholders a beneficial mechanism to liquidate their equity interest at a fair price for their shares without having to pay brokerage commissions, particularly in light of the small value of the share ownership and limited trading liquidity available to holders of the Company’s Common Stock.

This transaction will help the Company control unnecessary expenses and to cut general and administrative costs by eliminating the expenses, time and effort related to the Company’s registration and periodic reporting obligations under the Exchange Act, and the related stockholder servicing expenses associated with being an SEC reporting company. Annual costs associated with the Company’s registration and periodic reporting obligations, including auditors’ fees, attorneys’ fees, insurance costs, transfer agent fees, printing, postage and other stockholder communications expenses, stock transfer fees and other miscellaneous fees associated with being a publicly held company and servicing stockholders amount to approximately $500,000. The overall executive time currently devoted to our public company reporting obligations could be devoted to other purposes such as business development efforts and performing due diligence on potential acquisitions. The Company, its affiliates and remaining stockholders are expected to benefit from the anticipated savings in regulatory and SEC compliance-related costs.

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Aspects of Remaining Public

The Board believes that the Company and its stockholders currently derive no material benefit from continued registration under the federal securities laws. Throughout the Company’s time as a public company, the Company has explored potential alternatives to increase stockholder value and in some instances has implemented such measures. The Company has been unable to provide increased value to its stockholders as a public company.

One of the biggest expenses for the Company, both in terms of time, resources and costs, is the annual audit of its financial statements for filing with its annual report on Form 10-K. With that in mind, management decided that if it was going to move forward with a plan to go private, it should be initiated before the end of 2023 (with the Company have a fiscal year ending December 31) in order to provide that it could be completed in time to not incur the costs and expenses of a public audit.

The tangible and intangible costs of being a public company are not justified because the Company has not been able to realize any of the benefits that publicly traded companies sometimes realize. The Board does not believe the Company is in a position to use its status as a public company to raise capital through sales of securities in a public offering or to otherwise access the public markets to raise equity capital. The Company’s Common Stock’s minimal public float and limited trading volume have limited the ability of its stockholders to sell their shares without also reducing our trading price. The lack of liquidity also limits the Company’s ability to use its stock as acquisition currency or to successfully attract and retain employees. During the 90-day period prior to September 30, 2023, the average daily trading volume of the Company’s Common Stock on the OTCQB was approximately 331,311 shares per day, which, using the closing price for shares of the Company’s Common Stock on September 29, 2023 of $0.0017 would amount to sales of approximately $ 563 of shares of Common Stock per day. In addition, the Company is not aware of any analyst coverage of the Common Stock.

During the fiscal year 2023, the Company has been notified twice by the OTC Markets Group, once on May 12, 2023 and the second time on  September 14, 2023, that its bid price had closed below $0.01 for more than 30 consecutive calendar days and no longer meets the Standards for Continued Eligibility for OTCQB as per the OTCQB Standards, Section 2.3(2), which states that the Company must “maintain proprietary priced quotations published by a Market Maker in OTC Link with a minimum closing bid price of $.01 per share on at least one of the prior thirty consecutive calendar days.” As per Section 4.1 of the OTCQB Standards, the Company will be granted a cure period of 90 calendar days during which the closing bid price for the Company’s common stock must be $.01 or greater for ten consecutive trading days in order to continue trading on the OTCQB marketplace. If this requirement is not met by December 13, 2023, the Company will be removed from the OTCQB marketplace.

As previously announced, the Board continues to evaluate the next steps in the Company’s business, which could include a voluntary delisting of the OTCQB marketplace in connection with a possible winddown of the Company’s operations

Continuing as a public company would provide certain benefits, namely a public market for the sale and exchange of shares, some stockholder liquidity, and readily accessible financial, business and management information about the Company. The reason for terminating these benefits is that they are expensive and of limited effect for small, public companies like the Company. Over the past 12 months, very little trading has taken place in the Company’s securities, affording stockholders little liquidity for their shares. The Company’s market capitalization is so small (USD 500,000 on September 29, 2023) that it does not attract substantial investment activity or analyst interest. Consequently, the benefits that generally accompany status as a publicly traded company provide little practical benefit to the Company. As a result, the Board has determined that the costs of remaining a publicly traded entity outweigh the benefits for the Company.

Unwieldy Capital Structure

The Company’s ownership structure is unwieldy. The Company is a small, public company by any measure, including gross assets, market value, large net operating losses, two employees, etc. Our stockholder base is quite large compared to our size. In addition, we have an inordinate number of stockholders owning a very small number of shares. For example, 1,340 of our approximately 1,659 stockholders (approximately 80%) hold shares with an aggregate market value of under $10,000 using the closing price for shares of our common stock on September 29, 2023 of $0.0017.

Factors Considered by the Board and Company Affiliates as to the Fairness of the Reverse Stock Split

The Board, on behalf of the Company, and certain of the Company’s affiliates, Round Enterprises Ltd. and Eardley Holding AG (such affiliates, collectively, the “Company Affiliates”) are each independently required, under Item 1014(a) of Regulation M-A (17 C.F.R. §229.1014), to determine whether it or he (as the case may be) reasonably believes that a going private transaction, such as the Reverse Stock Split, is fair or unfair to its unaffiliated stockholders. The Board, by unanimous approval on behalf of the Company, and each of the Company Affiliates, independently and in its capacity as affiliates of the Company, have made that determination and, for the reasons set forth below, have reached a decision that the Reverse Stock Split is fair to the unaffiliated stockholders.

The Board, on behalf of the Company, and the Company Affiliates have analyzed the Reverse Stock Split and its anticipated effects on its stockholders, and all of the members of the Board, and the Company Affiliates deemed the Reverse Stock Split and related termination of the Company’s registration and periodic reporting obligations to be substantively and procedurally fair to, and in the best interests of, both its affiliated and unaffiliated stockholders, whether they are cashed out or remain as stockholders following the Reverse Stock Split. In reaching this conclusion, the Board and the Company Affiliates considered, in no particular order and without preference, the following factors:

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Substantive Factors Favoring the Reverse Stock Split

The Reverse Stock Split offers stockholders who hold fewer than 2,000 shares the opportunity to dispose of their holdings at a premium above current market prices and average historic market prices without brokerage commissions.

The Board and Company Affiliates used the following valuation methods to determine the $0.0023 per share of existing Common Stock to pay to stockholders who will have fractional shares as a result of the Reverse Stock Split. The valuation methods that the Board and Company Affiliates considered included:

•

Current and historical market prices of the Company’s Common Stock. On September 29, 2023, the high and low prices for the Company’s common stock were $0.0017 and $0.0017, respectively. Between August 25, 2023, and September 29, 2023, the volume weighted average price for the Company’s common stock was $0.00176 a share.

•

Other valuation methods not considered. The Board and Company Affiliates did not consider the following valuation methods because such information was not available to, or does not apply to, the Company:

-

Prices paid in previous purchases by the Company of its securities during the past two years. The Board did not consider this valuation method because the Company has not made purchases of securities during the past two years.

-

Liquidation value. The Board does not believe liquidation value to be a reliable indicator of its value because the liquidation of its assets through one or more transactions would not provide a price reflective of the value of such assets because a portion of the assets cannot be easily sold. The Board was unable, as a result of the uncertainty regarding the additional costs and taxes, to establish a reliable estimate of liquidation value.

-

Going concern value. The Board did not assign a “going concern” value to the Company’s Common Stock as during 2023, the Company has taken significant measures to reduce costs, thereby closing down its laboratory in the Netherlands and terminating most of its employee contracts. A going concern valuation is an attempt to value a company as an operating business and is often expressed as the present value of future earnings of a company in the context of the returns an investor could expect to receive on the investment over a future period. As the Company has no more active programs and very limited cash, the Board determined that the cost of such a valuation far outweighed any benefit and that the valuation would not be material to its discussion concerning whether the offer was fair to stockholders.

-

Firm offers of which Mymetics is aware made by an unaffiliated person during the past two years for the merger or consolidation of Mymetics with another company, the sale or other transfer of assets and purchase of Mymetics’s securities enabling the holder to exercise control over Mymetics. The Company is not aware of any such offers in the past two years. Even with the engagement of business brokers to evaluate strategic alternatives for the Company or its assets, sale efforts were ineffective in attracting potential buyers. Between May 2022 and March 2023, the Company approached close to 500 companies globally and attempted, but was unsuccessful, in selling itself or substantially all of its assets.  The Board concluded that, under the current conditions, the interest in the market to purchase the shares or assets of the Company is extremely low or absent.

After considering these valuation methods, the Board and Company Affiliates concluded to rely on the current and historical market prices of the Company’s Common Stock as it concluded that this best reflected the per share value based on the other valuation methods considered by the Board.

The cash consideration of $0.0023 per share to be paid for fractional shares is equal a 30% premium to the volume weighted average price for the period starting August 25, 2023 and finishing September 29, 2023. As such, the Board and Company Affiliates consider it to be fair to the Company’s stockholders.

The Reverse Stock Split ratio is fair and equitable to unaffiliated stockholders. The purpose of the Reverse Stock Split is to reduce the number of record holders to fewer than 300 so that the Company can file to terminate its registration and periodic reporting obligations and continue future operations as a private company. The split ratio is a result of calculations that were intended to determine how many shares needed to be eliminated to reduce the number of record holders to fewer than 300 for purposes of terminating public reporting requirements. The Board and Company Affiliates feel the current ratio of 1-for-2000 is fair because it was calculated without bias towards any one group of stockholders. The ratio will be applied equally to all shares of Company’s Common Stock and is not designed to increase any one person’s position, ownership or financial gain as a result of the Reverse Stock Split.

Procedural Factors Favoring the Reverse Stock Split

The Reverse Stock Split provides the Company’s stockholders with liquidity. The average daily trading volume for the Company’s Common Stock over the last three months was less than one-fifth of a percent (0.2%) of its outstanding stock. The Reverse Stock Split will provide stockholders who hold fewer than 2,000 shares on the Effective Date the opportunity to liquidate their investment in the Company. Under normal circumstances and based on the average trading price per share of $0.0017 as of September 29, 2023, a trading day shortly before the public announcement of the proposed Reverse Stock Split, stockholders with fewer than 2,000 shares wanting to sell their Common Stock would likely incur transaction fees that are disproportionately high relative to the market value of their holding of the Company’s Common Stock. The Reverse Stock Split will eliminate this problem for those stockholders because the Company will pay any transaction fees that are imposed on its stockholders by a bank, brokerage firm or other nominee, such as brokerage commissions and service charge, as a result of the Reverse Stock Split.

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The Reverse Stock Split includes the ability to remain a stockholder of the Company. Another factor considered by the Board and Company Affiliates in determining the procedural fairness of the transaction to unaffiliated stockholders is that current holders of fewer than 2,000 shares of the Company’s Common Stock may elect to remain stockholders of the Company by acquiring sufficient shares so that they hold at least 2,000 shares in their account immediately prior to the Reverse Stock Split.

Conversely, stockholders who desire to liquidate their shares of the Company’s Common Stock for the cash consideration offered may reduce their holdings to less than 2,000 shares prior to the Reverse Stock Split. The Board considers the structure of the Reverse Stock Split to be fair to all stockholders because it allows them to control the decision of whether to remain a stockholder of the Company following the Reverse Stock Split or to receive the cash consideration offered in connection with the Reverse Stock Split.

No material change in percentage ownership of the affiliated stockholders. Because the Company estimates that approximately 842,000 out of 303,757,622 shares of the Company’s Common Stock will be returned to treasury stock as a result of the Reverse Stock Split, the percentage ownership of stockholders that remain after the Reverse Stock Split will change only slightly from their ownership prior to the Reverse Stock Split.

For example, the Company’s officer and directors, Round Enterprises Ltd., Eardley Holding AG currently own, in the aggregate, approximately 51.55% of the Company’s outstanding Common Stock and will continue to own approximately 51.51% following completion of the Reverse Stock Split. The fact that the transaction has been structured in a manner that maintains a substantially similar percentage ownership of the stockholders, whether affiliated or unaffiliated, who remain after the Reverse Stock Split, supports the fairness of the transaction to Company stockholders.

No unusual conditions to the Reverse Stock Split. The Board and Company Affiliates also considered the likelihood that the Reverse Stock Split would be implemented. In this regard, both the Board and Company Affiliates took into consideration that there are no unusual requirements or conditions to the Reverse Stock Split, and the fact that the Company has the financial resources to implement the Reverse Stock Split expeditiously. The Reverse Stock Split is not a condition precedent to any binding agreement of the Company.

Substantive Factors Disfavoring the Reverse Stock Split

Cessation of public sale opportunities. Following the Reverse Stock Split, the Company will apply for the termination of its registration and periodic reporting obligations with the SEC. Once the Company terminates its registration and periodic reporting obligations, the Company’s Common Stock will no longer be eligible to be quoted on the OTCQB. As a result, stockholders may no longer have the alternative of selling their shares of Common Stock on the public market, and there may be no effective trading market for the Company’s Common Stock. As a result, any stockholder desiring to sell his or her shares may have a difficult time finding a buyer. Such illiquidity may reduce the price a buyer is willing to pay for such shares. The Company anticipates that the public market for shares of the Company’s Common Stock will be substantially reduced or eliminated altogether. Additionally, the Company does not have any present intention or plans to sell the Company or enter into any other transaction that would provide liquidity for existing shares.

However, the current public market for the Company’s Common Stock is highly illiquid. As a practical matter, there currently exists very little liquidity for the Company’s Common Stock; therefore, the Board and Company Affiliates believe any further losses of liquidity will have little effect on unaffiliated stockholders and will be outweighed by the benefits of terminating its registration and periodic reporting obligations. In addition, because the effect of further losses of liquidity due to ineligibility for quotation on the OTCQB will have the same impact on all Company stockholders, whether affiliated or unaffiliated, the Board and Company Affiliates do not believe that this factor makes the transaction unfair to unaffiliated stockholders.

Cessation of publicly available information. Stockholders remaining in the Company following the Reverse Stock Split will no longer have available all of the information regarding the Company that is currently available in the Company’s filings with the SEC. As a result of the Reverse Stock Split and resulting termination of the Company’s registration and periodic reporting obligations, it will no longer prepare or file annual or quarterly reports with the SEC. As a result, Company stockholders will no longer be provided, among other things:

-	audited financial statements and quarterly financial information;

-	information concerning Company properties, assets and business;

-	management’s annual and quarterly reports on the Company’s financial condition, results of operations and liquidity and capital resources;

-	information concerning the Company’s directors and executive officer and their compensation, stock ownership and transactions in the Company’s Common Stock;

-	information concerning the stock ownership of the Company’s principal stockholders;

-	information concerning, and copies of, the Company’s corporate and organizational documents and its material contracts and agreements; and

-	information concerning material transactions that the Company enters into.

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This information that is currently available to the general public and investors through the Company’s SEC filings will not be publicly available after the Company terminates the registration of its securities and its registration and periodic reporting obligations. The elimination of these reporting requirements will result in the loss of financial transparency for unaffiliated stockholders that remain stockholders in the Company after the Reverse Stock Split.

The Board and Company Affiliates do not believe this factor makes the transaction unfair to unaffiliated stockholders because any detriment to unaffiliated stockholders that may result from the termination of the registration of its securities and its periodic filings will be offset by the anticipated cost-saving benefits and competitive advantages to the Company of no longer publicly filing such reports.

In addition, Company stockholders who have restricted securities will be unable to resell their shares of the Company’s Common Stock under the exemptions provided by SEC Rule 144, unless and until (a) the Company resumes filing the information required under that rule with the SEC or (b) such stockholders are eligible to sell their shares pursuant to another exemption under the securities laws. Given the current and historically low trading volume in the Company’s Common Stock, neither the Board nor Company Affiliates believe that the unavailability of the Rule 144 exemptions is a factor that makes the transaction unfair to unaffiliated stockholders.

Inability to participate in any future increase in the value of the Company’s Common Stock. Stockholders who are cashed out as a result of the Reverse Stock Split will have no further interest in the Company with respect to their cashed out shares, and thus will not have the opportunity to participate in the potential upside of any increase in the value of such shares. As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.  The Board and Company Affiliates determined that this factor does not make the transaction unfair to unaffiliated stockholders because those unaffiliated stockholders who desire to hold shares of the Company’s Common Stock after the Reverse Stock Split can do so by acquiring sufficient shares so that they hold at least 2000 shares in their account immediately prior to the Reverse Stock Split.

Procedural Factors Disfavoring the Reverse Stock Split

The Reverse Stock Split has not been structured to require the separate approval of stockholders unaffiliated with the Company. Among the factors weighing against the procedural fairness of the Reverse Stock Split is the fact that the Board did not establish an independent or special committee to represent the interests of its unaffiliated stockholders. Company board members, Round Enterprises Ltd. and Eardley Holding AG consented to the Reverse Stock Split as affiliated stockholders and the holders of a majority of the voting power of the Company. In addition, the Board has not and does not intend to retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiation of the terms of the Reverse Stock Split or preparing a report concerning the fairness of the Reverse Stock Split.

The Board did not establish an independent or special committee or other unaffiliated representative to act on behalf of the interests of the unaffiliated stockholders for several reasons. First and foremost, the Reverse Stock Split will be applied equally to all shares of the Company, whether held by affiliated or unaffiliated stockholders. Unlike a third party tender offer or a repurchase of shares by the Company, there is no price to negotiate on behalf of the unaffiliated stockholders. In the case of the Reverse Stock Split, the Board is tasked with determining a fair price to offer all stockholders. Therefore, the interests of the unaffiliated and affiliated stockholders are the same. Additionally, the Board believes its long-standing familiarity with the Company, its financial condition, and its prospects make the time and expense of a special committee or independent representative unwarranted. Given the experience and composition of the Board, the Company did not believe it was necessary to appoint a special committee to evaluate the fairness of the terms of the Reverse Stock Split or the value of the Company’s Common Stock.

The Reverse Stock Split has not been structured so as to require the approval of at least a majority of the Company’s unaffiliated stockholders. The Board considered it a risk and potentially negative factor to the procedural fairness of the Reverse Stock Split that the approval of the Reverse Stock Split by a majority of the unaffiliated stockholders is not being sought. This risk is mitigated by the likelihood that a quorum of such unaffiliated stockholders would not be obtained and procedural factors favoring the Reverse Stock Split, such as the fact that stockholders have the option to remain stockholders of the Company if they purchase sufficient shares to bring their holdings to at least 2,000 shares immediately prior to the Effective Date.

Position of the Company and Company Affiliates Regarding the Fairness of the Reverse Stock Split

The Board has unanimously approved the Reverse Stock Split and declared it advisable, in the best interests of, and substantively and procedurally fair to, its unaffiliated stockholders, whether they are cashed out or remain as stockholders of the Company. In reaching these conclusions, the Board considered, among other things, the following factors relating to the fairness of the Reverse Stock Split:

Substantive Fairness

•

The cash consideration of $0.0023 per share to be paid for fractional shares represents a 30% premium on the volume weighted average price for 25 trading days starting from August 25, 2023, and ending September 29, 2023;

•

Those unaffiliated stockholders who continue as stockholders following the Reverse Stock Split will maintain a substantially similar percentage ownership that they had prior to the Reverse Stock Split;

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•	Cashed-out stockholders will be unable to participate in the future growth of the Company, if any;

•

The potential loss of liquidity in shares of the Company’s Common Stock does not appear to be a significant loss given the historically small trading volume of the Company’s Common Stock over the past 12 months; and

•

Any detriment associated with the reduction in public information available regarding the Company’s business, financial conditions and results of operations will be offset by the savings in costs and officer and employee time expected to result from termination of its registration and periodic reporting obligations; and

Procedural Fairness

•	The fact that the transaction was structured so as to not require the approval of at least a majority of the unaffiliated stockholders;
•	The absence of a special committee or independent representative for the Company’s unaffiliated stockholders;

•	The equal application of the Reverse Stock Split on all shares of Common Stock, whether held by an affiliated or unaffiliated stockholder;
•	The experience of the Board;

•	Unaffiliated stockholders will have an opportunity to liquidate their historically illiquid holdings at a premium and without brokerage fees; and

•

Unaffiliated stockholders can decide to remain stockholders of the Company after the Reverse Stock Split by simply acquiring sufficient shares so that they hold at least 2,000 shares in their account immediately prior to the Reverse Stock Split.

Notwithstanding the lack of additional procedural safeguards, such as the consent of a majority of the Company’s unaffiliated stockholders, the Board and Company Affiliates all believe they have acted in the best interest of both the affiliated and unaffiliated stockholders of the Company, whether they are to be cashed out or remain as stockholders of the Company, and that the fairness determination and approval of the transaction has been procedurally fair.

In view of the foregoing, the Board and Company Affiliates believe that sufficient procedural safeguards exist to ensure the fairness of the Reverse Stock Split and that the positive factors outweighed the negative factors, such that the Reverse Stock Split is substantively and procedurally fair to the unaffiliated stockholders of the Company.

Interests of the Company’s Directors, Executive Officer and Affiliates in the Reverse Stock Split

You should be aware that the Board, executive officer of the Company and Company Affiliates may have interests in the Reverse Stock Split that are or may be different from, or in addition to, your interests as one of the Company’s stockholders. The following table sets forth certain information regarding the ownership of the issued Company’s Common Stock as of September 30, 2023 by (i) each named executive officer and each director of the Company, and (ii) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock:

Name and Position	Ownership Prior to Reverse Srock Spit			Ownership After Reverse Stock Split
	Number of Shares Beneficially Owned		Ownership Percentage	Number of Shares Beneficially Owned	Ownership Percentage
			1.02%	1,550	1.02%
Ronald Kempers (1)	3,100,000	(2)
Chief Executive Office and Chief Financial Officer

Thomas Staehelin (1), Eardley Holding AG	12,479,907	(3)	4.11 &	6,139	4.05%
Director

Ulrich Burkhard (1)	-		-	-	-
Director

Marcel Ruegg (1)	-		-	-	-
Director

Round Enterprises Ltd. (1)	141,006,552	(4)	46.42%	70,502	46.46%

(1) Address is Mymetics Corporation, co Mymetics SA, Biopole, Route de la Corniche 4, CH-1066 Epalinges (Switzerland).

(2) Ronald Kempers’ beneficial ownership includes 100,000 shares acquired from previous shareholder, 3,000,000 shares that were issued through exercise of stock options. This does not include vested stock options to acquire 5,000,000 stock options.

(3) Dr. Thomas Staehelin’s beneficial ownership includes Eardley Holding AG. This does not include 129,040,905 potentially issuable shares from conversion of convertible notes.

(4) As stated in the Form 13-D filed by Round Enterprises Ltd. all its shares are held through Anglo Irish Bank, SA, as nominee which, as a fiduciary, cannot take any action without the prior consent of Round Enterprises Ltd. This does not include 674,489,499 potentially issuable shares from conversion of convertible notes held by Round Enterprises Ltd.

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Unlike stockholders who own less than 2,000 shares of the Company’s Common Stock on the Effective Date, the directors, executive officer and affiliates listed above will have the opportunity to participate in the potential upside of any increase in the value of the Company’s Common Stock after the Reverse Stock Split. In addition, the Company expects its directors, executive officer and affiliates to retain their respective current positions as directors or executive officer of the Company following the Reverse Stock Split.

The Company will not purchase any Common Stock from any director, executive officer or affiliate of the Company in connection with the Reverse Stock Split other than any fractional shares that such person may hold after the Reverse Stock Split. Each of the Company’s directors and executive officer will receive the same cash consideration as its unaffiliated stockholders for fractional shares of Common Stock to which they would be entitled as a result of the Reverse Stock Split.

Special Factors Reports, Opinions and Appraisals

The Board of Directors has not granted unaffiliated shareholders access to our corporate files nor has it extended the right to retain counsel or appraisal services at our expense and no one has retained any unaffiliated representative to act solely on behalf of unaffiliated shareholders for any purpose. With respect to unaffiliated shareholders’ access to our corporate files, the Board of Directors believes that this information statement, together with our other filings with the SEC, provide adequate information for unaffiliated shareholders. In deciding not to adopt these additional procedures, the Board of Directors also took into account factors such as our size and financial capacity and the costs of such procedures.

The Board of Directors consulted its financial advisors regarding the transaction, but did not receive any report, opinion or appraisal from an outside party as to the value of our common stock or the fairness of the transaction to unaffiliated Discontinued Stockholders who will no longer have any equity interest in the Company as a result of the transaction.

Effects of the Reverse Stock Split on Unaffiliated Stockholders Who Hold Fewer than 2,000 Shares of the Company’s Common Stock in a Single Account

When the Reverse Stock Split is effected, stockholders holding fewer than 2,000 shares of the Company’s Common Stock in a single account immediately prior to the Effective Date will not receive a fractional share of new Common Stock as a result of the Reverse Stock Split, but instead will receive cash in lieu of the fractional share on the basis of $0.0023 per share of existing Common Stock that they own on the Effective Date. The amount of cash each holder of fractional Common Stock will receive will be calculated by multiplying the number of shares of existing Common Stock that the stockholder owns on the Effective Date by $0.0023.

The Company intends to pay any transaction fees that are imposed on these stockholders by a bank, brokerage firm or other nominee. Given that these stockholders will not have to pay any service charges or brokerage commissions in connection with the cashing out of their shares as a result of the Reverse Stock Split and given the historical illiquidity of the Company’s Common Stock, the Company believes the structure of the Reverse Stock Split to be a benefit to these stockholders. Among the potential detriments of the Reverse Stock Split is the fact that after the Reverse Stock Split, these stockholders will have no further ownership interest in the Company and will no longer be entitled to vote as a stockholder or share in the Company’s future assets, earnings, or profits. These stockholders’ only right will be to receive cash for their shares of Common Stock.

All amounts owed to these stockholders as a result of the Reverse Stock Split will be subject to applicable federal and state income taxes. Additional details regarding the federal tax consequences are described later in this information statement under the heading “Certain Material Federal Income Tax Consequences.”

Stockholders whose shares are held in brokerage accounts or in a street name need not submit old Common Stock certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company’s records. As soon as practical after the consummation of the Reverse Stock Split, the Company or its transfer agent will mail a Letter of Transmittal to all other stockholders. The Letter of Transmittal will contain instructions for the surrender of your stock certificate or certificates to the Exchange Agent in exchange for the payment of the cash consideration to be received for fractional shares of new Common Stock. For such stockholders, no cash payment will be made to any stockholder until such stockholder has surrendered his or her outstanding certificates, together with the Letter of Transmittal, to the Exchange Agent. For more detailed information, see the section entitled “Stock Certificates.”

Effects of the Reverse Stock Split on Unaffiliated Stockholders Who Hold 2,000 or More Shares of The Company’s Common Stock in a Single Account

When the Reverse Stock Split is effected, stockholders who hold 2,000 or more shares of the Company’s Common Stock in a single account immediately prior to the Effective Date will:

•

as of the Effective Date. have his or her shares of Common Stock converted into shares of post-Reverse Stock Split Common Stock and will receive one new share of Common Stock for every 2,000 shares of pre-Reverse Stock Split Common Stock in his or her account; and

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•	receive cash in lieu of any fractional share they would otherwise have been entitled on the basis of $0.0023 per share of existing Common Stock not divisible by 2,000.

While the remaining stockholders continue as stockholders of the Company and will have the opportunity to share in the future successes of the Company, if any, among the detriments of the Reverse Stock Split to the remaining stockholders is the fact that they will not have the option to liquidate their holdings like the stockholders who hold fewer than 2,000 shares of the Company’s Common Stock prior to the Reverse Stock Split. Further, once the Company is private, it will be even more difficult to value, and therefore, sell their shares of Common Stock if they should so desire.

Effects of the Reverse Stock Split on Affiliated Stockholders

Affiliated stockholders of the Company include directors, executive officer and beneficial owners of more than 5% of the Company’s outstanding Common Stock. The affiliated stockholders will participate in the Reverse Stock Split on the same terms as the unaffiliated stockholders. All of the Company’s affiliated stockholders, except Ulrich Burkhard, own more than 2,000 shares each. Therefore, they will all continue to be stockholders of the Company following the Reverse Stock Split, and as such can expect the same benefits and detriments described above in the “Effects of the Reverse Stock Split on Unaffiliated Stockholders Who Hold 2,000 or More Shares of The Company’s Common Stock in a Single Account” section. They will have the opportunity to share in the future successes of the Company, if any, but they will also not have the option to liquidate their holdings and future valuations and sales of their stock will be more difficult given the Company’s private status following the Reverse Stock Split.

Affiliated stockholders will beneficially own approximately 78,191 post-reverse split shares of Common Stock, or approximately 51.51% of the Company’s issued and outstanding shares of Common Stock after the Reverse Stock Split, as compared to approximately 51.55% of the Company’s issued and outstanding shares of Common Stock prior to the Reverse Stock Split. As with all other remaining stockholders of the Company, the percentage ownership of the total outstanding shares held by its affiliated stockholders after the Reverse Stock Split may increase slightly due to the cancellation of the cashed out shares. The amounts set forth in the section entitled “Special Factors - Interests of the Company’s Directors, Executive Officer and Affiliates in the Reverse Stock Split” illustrate the effect of the Reverse Stock Split on the Company’s affiliated stockholders.

Effects of the Reverse Stock Split on the Company

Change in Capital Structure; Certificate of Incorporation

The Reverse Stock Split is expected to reduce the number of the Company’s stockholders and the number of outstanding shares of Common Stock. The Company’s certificate of incorporation, as amended, currently authorizes the issuance of 1,200,000,000 shares of Common Stock, par value $0.01 per share, of which 25% are currently issued and outstanding. Upon the filing of the certificate of amendment to the Company’s certificate of incorporation with the Delaware Secretary of State, the Company’s authorized shares of Common Stock will remain at 1,200,000,000, at which time approximately 0.0123% will be issued and outstanding. This will significantly increase the amount of shares that the Company could issue and its ability to dilute your percentage ownership of the Company’s issued and outstanding shares.

Deregistration Under the Exchange Act; Termination of Quotation on the OTCQB

The Company’s Common Stock is currently registered under the Exchange Act, and consequently the Company is subject to its registration and periodic reporting obligations. The Company believes the Reverse Stock Split will reduce the number of beneficial holders of the Company’s Common Stock from approximately 560 registered stockholders to approximately 113 registered stockholders. The Reverse Stock Split will allow the Company to file to terminate its registration and periodic reporting obligations and continue future operations as a private company.

The Company believes that following the completion of the Reverse Stock Split and the subsequent termination of its registration and periodic reporting obligations, the market for shares of the Company’s Common Stock will be substantially reduced or possibly eliminated. The Company’s Common Stock is currently traded on the OTCQB, and last sales prices are reported on the OTCQB, which is a regulated quotation service that displays real time quotes, last sales prices and volume information in over-the-counter equity securities. If the Company terminates its registration and periodic reporting obligations, its Common Stock will cease to be eligible to be quoted on the OTCQB and this source of liquidity will no longer be available to stockholders. During the fiscal year 2023, the Company has been notified twice by the OTC Markets Group, once on May 12, 2023 and the second time on September 14, 2023, that its bid price had closed below $0.01 for more than 30 consecutive calendar days and no longer meets the Standards for Continued Eligibility for OTCQB as per the OTCQB Standards, Section 2.3(2), which states that the company must “maintain proprietary priced quotations published by a Market Maker in OTC Link with a minimum closing bid price of $.01 per share on at least one of the prior thirty consecutive calendar days.” As per Section 4.1 of the OTCQB Standards, the company will be granted a cure period of 90 calendar days during which the closing bid price for the Company’s common stock must be $.01 or greater for ten consecutive trading days in order to continue trading on the OTCQB marketplace. If this requirement is not met by December 13, 2023, the company will be removed from the OTCQB marketplace. In addition, in the event that the Company’s closing bid price falls below $0.001 at any time for five consecutive trading days, the Company will be immediately removed from OTCQB.

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Cost Savings to be Achieved as a Result of the Termination of the Company’s Registration and Reporting Obligations

The Company is undertaking the Reverse Stock Split at this time to, among other things, eliminate substantial costs, time and effort related to the Company’s registration and periodic reporting obligations under the Exchange Act and the related stockholder servicing expenses associated with being an SEC reporting company. Annual costs associated with the Company’s registration and periodic reporting obligations, including auditors’ fees, attorneys’ fees, payroll expenses, insurance costs, transfer agent fees, printing, postage and other stockholder communications expenses, stock transfer fees and other miscellaneous fees associated with being a publicly held company and servicing stockholders amount to approximately $500,000, and the Company expects that it, its affiliates and remaining stockholders will benefit from the anticipated savings in regulatory and SEC compliance-related costs. The following table sets forth the estimated annual cost savings to be achieved as a result of the termination of the Company’s registration and reporting obligations:

Auditors’ and Accountants Fees	$150,000
Attorneys’ Fees	$200,000
Transfer Agent, SEC Filings, OTC Annual Fees & Stockholder Relations Fees	$100,000
D&O Insurance Premiums & Employee Public Company Administration	$75,000
Total	$525,000

Cash Consideration to be Paid to Company Stockholders in Lieu of Fractional Shares of New Common Stock

Based on the aggregate number of stockholders of the Company’s Common Stock, and the number of stockholders of record owning 2,000 or more shares of the Company’s Common Stock as of the record date for notice of the action by written consent of its stockholders, the Company estimates that payments of cash in lieu of the issuance of fractional shares to unaffiliated stockholders will total approximately $2,000 in the aggregate. No stockholder with a single account is expected to receive more than $4.60. However, more stockholders than anticipated may reduce their holdings of the Company’s Common Stock in the accounts to below 2,000 shares so that they can be cashed out, which would increase the costs associated with the Reverse Stock Split.

Conduct of the Company’s Business and Operations After the Reverse Stock Split

Following the completion of the Reverse Stock Split, the Company expects its operations will be limited. As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

Equity Interests and Rights of the Company’s Stockholders After the Reverse Stock Split

The rights of holders of the Company’s Common Stock as set out in its Restated Certificate of Incorporation, as amended, and Bylaws and under the DGCL will not change as a result of the Reverse Stock Split. The Company has no current plans to issue Common Stock other than pursuant to existing stock plans, but the Company reserve the right to do so at any time and from time to time at such prices and on such terms as the Board determines to be in the Company’s best interests and the best interests of its stockholders. The Company’s Common Stock carries no preemptive or preferential rights to purchase any Company stock that it may issue in the future, and neither its existing certificate of incorporation nor its bylaws currently contain any provisions that have a material anti-takeover effect. Persons who continue as stockholders following implementation of the Reverse Stock Split will not have any preemptive or other preferential rights to purchase any Common Stock that the Company may issue in the future, unless such rights are specifically granted to the stockholders. Other than as described in this information statement, the Company has no current agreements to effect any extraordinary corporate transaction such as a merger, reorganization or liquidation, to sell or transfer any material amount of its assets, to change the Board or management, to change materially its capitalization, or otherwise to effect any material change in its corporate structure of business. The Board will take such action, as it deems necessary or appropriate to make equitable adjustments to any outstanding stock options or other rights to acquire the Company’s Common Stock.  As previously announced, the Board of Directors of the Company continues to evaluate next steps, in connection with a possible winddown of the Company’s operations.

 Reservation of Right to Abandon the Reverse Stock Split

The Board retains the right to abandon the Reverse Stock Split, even if it determines prior to the Effective Date that the Reverse Stock Split is not then in the Company’s best interests or the best interests of its stockholders. Among the circumstances that might cause the Board to abandon the Reverse Stock Split is a significant risk of the Reverse Stock Split failing to achieve the overall goal of reducing the number of record holders to fewer than 300, or where the expense of cashing out the stockholders with fewer than 2,000 shares becomes so high that the transaction become financially prohibitive. If the reverse stock split is not implemented, then we will be unable to terminate our registration and periodic reporting obligations until we have fewer than 300 holders of record of our common stock.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (defined below) of our stock. This discussion is for general information purposes only, is not intended as tax advice to any person or entity. All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split in light of their particular situation. This discussion assumes that each of the pre-split shares were, and the post-split shares will be, held as “capital assets,” as defined in Section 1221 of the Code.

This discussion does not address the tax consequences of the Reverse Stock Split arising pursuant to the unearned income Medicare contribution tax, the laws of any state, local, or non-U.S. jurisdiction, any U.S. federal estate or gift tax consequences, or any U.S. federal tax consequences other than the material federal income tax consequences specifically addressed below. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of, and the conclusions reached in, this discussion. This discussion does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, financial institutions, personal holding companies, partnerships (or entities treated as partnerships for U.S. federal income tax purposes), stockholders who are not U.S. holders (as defined herein), U.S. holders whose functional currency is not the U.S. dollar, stockholders who hold their shares as “qualified small business stock” or “Section 1244” stock, broker-dealers (or other dealers in securities), stockholders who hold their stock as part of a straddle, hedge, conversion transaction, or other integrated investment, holders that received their stock pursuant to the exercise of employee stock options or otherwise as compensation, retirement plans, tax-exempt entities, or persons subject to the alternative minimum tax.

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If an entity treated as a partnership for U.S. federal income tax purposes owns shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that are owners of shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal, state, and local tax, non-U.S. tax, and non-income tax consequences to them of the Reverse Stock Split.

We have not sought any ruling from the Internal Revenue Service (“IRS”), nor have we sought an opinion from legal counsel with respect to the statements made and conclusions reached throughout this general discussion. There can be no assurance that the IRS would agree with the statements and conclusions set forth throughout this discussion, nor is there any assurance that such statements and conclusions will be sustained by a court if challenged by the IRS.

BENEFICIAL OWNERS OF OUR SHARES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES APPLICABLE TO THEM RELATING TO THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE OR LOCAL TAX LAWS, OR NON-U.S. OR NON-INCOME TAX LAWS, ANY CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR REGULATIONS.

THE DISCUSSION BELOW IS NOT INTENDED TO BE, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING PENALTIES. THE DISCUSSION BELOW WAS WRITTEN TO SUPPORT THE PROMOTION AND MARKETING OF THE REVERSE STOCK SPLIT AND PROXY SOLICITATION. PLEASE CONSULT YOUR OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND PROXY SOLICITATION IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect to be treated as a U.S. person.

Tax Consequences to U.S. Holders Not Receiving Cash in the Reverse Stock Split

The Reverse Stock Split is generally expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. A U.S. holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes, and generally should have the same aggregate adjusted tax basis and holding period in such holder’s post-split shares of Common Stock as such holder had in such holder’s shares of Common Stock immediately prior to the Reverse Stock Split.

Tax Consequences to U.S. Holders Receiving Only Cash in the Reverse Stock Split

In general, the receipt of cash by a U.S. holder in lieu of a fractional share will be a taxable transaction to such holder for U.S. federal income tax purposes. Section 302 of the Code sets forth several tests which, if applicable treat a U.S. holder’s exchange of pre-split shares of Common Stock solely for cash in the Reverse Stock Split as a “sale or exchange” of such shares. For example, if the exchange of pre-split shares of Common Stock solely for cash (1) results in a “complete termination” of such holder’s interest in the Company, (2) is “substantially disproportionate” with respect to such holder, or (3) is “not essentially equivalent to a dividend” with respect to the such holder (each such test referred to herein as a “Section 302 test” and described in more detail below), then such exchange will be treated for U.S. federal income tax purposes as a taxable sale or exchange of such shares. To be clear, there are other tests under Section 302 of the Code which may also result in the treatment of an exchange of Common Shares solely for cash in connection with the Reverse Stock Split as a taxable sale or exchange, but those other tests are not specifically addressed in this discussion.

In determining whether any of the Section 302 tests mentioned above is satisfied, a U.S. holder must take into account (i) shares of our stock actually owned by such holder, and (ii) shares of our stock considered as, or deemed, owned by such U.S. holder by reason of certain constructive ownership and ownership attribution rules in the Code. Under these constructive ownership and ownership attribution rules, a U.S. holder generally will be considered to own shares of our stock which such holder has the right to acquire pursuant to the exercise of an option or warrant, or by conversion or exchange of a security, and will also be considered to own shares of our stock that are owned (and, in some cases, constructively owned) by (x) some members of such holder’s family, and (y) some entities (such as corporations, partnerships, trusts, and estates) in which such holder, a member of such holder’s family, or a related entity has a direct or indirect interest.

If any of the Section 302 tests (described more fully below) are satisfied with respect to a U.S. holder, and an exchange of Common Stock solely for cash is therefore treated as a taxable sale or exchange for U.S. federal income tax purposes, then such holder generally should recognize gain or loss equal to the difference between (i) the amount of cash received by such holder and (ii) such holder’s adjusted tax basis in the Common Stock treated as sold or exchanged in the Reverse Stock Split. Gain or loss must be calculated separately with respect to each share of Common Stock exchanged in the Reverse Stock Split. Any gain or loss recognized will constitute capital gain or loss, and will constitute long-term capital gain or loss if the holder’s holding period of the stock treated as sold or exchanged is greater than one year as of the Effective Date. A reduced tax rate on long-term capital gains generally applies to individuals and other non-corporate U.S. holders. The deductibility of capital losses is subject to limitations.

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Conversely, if none of the Section 302 tests are satisfied with respect to a U.S. holder (e.g., immediately following the Reverse Stock Split you continue to own shares of our stock, or you are treated as continuing to own shares of our stock pursuant to the constructive ownership and ownership attribution rules), you generally should be treated as having received a distribution from the Company in an amount equal to the cash received by you in the Reverse Stock Split. The amount of a distribution received by a U.S. holder will be treated as a dividend to the extent of such holder’s ratable share of the Company’s current and accumulated earnings and profits. To the extent the receipt of cash is treated as a dividend, you will not receive any tax benefit from your basis in your shares. In general, dividends are subject to ordinary income tax rates. However, for certain individuals and other non-corporate stockholders, a dividend may qualify for the reduced tax rate applicable to long-term capital gains to the extent the dividend is treated as a “qualified dividend.” To qualify for the lower rate available to qualified dividend income, (i) an individual or non-corporate stockholder must hold the stock with respect to which the dividend is paid for more than 60 days in the 121-day period beginning 60 days before the ex-dividend rate, as determined pursuant to the Code, and (ii) the stock held by such stockholder must have been unhedged during such holding period, i.e., there were no puts, calls, short sales, hedges, or other arrangements or positions in the shares or any substantially similar or related property. You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign, or other tax treatment of, any such dividend income.

To the extent that the amount of a distribution received by a U.S. holder with respect to the Reverse Stock Split exceeds such holder’s ratable share of our current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split, and any remainder generally should be treated as capital gain from the sale or exchange of the Common Stock.

Section 302 Tests

If a U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split satisfies one of the following tests, then such exchange is treated as a taxable sale or exchange for U.S. federal income tax purposes:

Complete Termination. A U.S. holder’s exchange of Common Stock solely for cash in the Reverse Stock Split generally will result in a “complete termination” of such holder’s interest in us if, in connection with the Reverse Stock Split, either (i) all of the shares of our stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of our stock actually owned by such holder is exchanged for cash, and, with respect to constructively owned shares of our stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such stock under the procedures described in Section 302(c) of the Code.

Substantially Disproportionate Redemption. A U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will be “substantially disproportionate” with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as no  longer outstanding), (i) such holder’s percentage ownership of our voting stock is less than 80% of such holder’s percentage ownership of our voting stock immediately before the exchange ( i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of stock entitled to vote. For purposes of these percentage ownership tests, a holder will be considered as owning shares of our stock owned directly as well as indirectly through application of the constructive ownership and ownership attribution rules mentioned above.

Not Essentially Equivalent to a Dividend. In order for a U.S. holder’s exchange of Common Stock for cash in the Reverse Stock Split to qualify as “not essentially equivalent to a dividend,” such holder must experience a “meaningful reduction” in such holder’s proportionate interest in us as a result of the Reverse Stock Split, taking into account the constructive ownership and ownership attribution rules mentioned above. Whether a U.S. holder’s exchange of Common Stock pursuant to the Reverse Stock Split will result in a “meaningful reduction” of such holder’s proportionate interest will depend on such holder’s particular facts and circumstances.

Stockholders should consult with their own tax advisors respecting their particular situations with respect to whether any of the Section 302 tests discussed above, or any of the other rules set forth in Section 302 of the Code, are applicable so as to result in the treatment of the exchange of our Common Stock solely for cash in connection with the Reverse Stock Split as a taxable sale or exchange of such stockholder’s shares of our Common Stock.

Tax Consequences to U.S. Holders Receiving Both Stock and Cash in the Reverse Stock Split

The Reverse Stock Split is generally expected to be treated as a form of reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization. Under Section 354 of the Code, generally no gain or loss will be recognized if stock in a corporation that is a party to a reorganization is exchanged solely for stock. Under Code Section 356, if Section 354 would apply but for the fact that the consideration received consists not only of stock but also of other property, such as money (such other consideration sometimes referred to as “boot”), then gain must be recognized in an amount not in excess of the “boot” received. A loss generally may not be recognized. The gain is generally measured share-by-share, and depends upon the holder’s basis in each share. If the distribution of “boot” in the Reverse Stock Split has the effect of a distribution of a dividend, then the amount otherwise treated as gain is treated as a dividend. To determine whether any such gain is to be treated as a dividend, the stockholder hypothetically assumes that such stockholder first received stock equal to the amount of boot received, and then caused that stock to be redeemed for the boot consideration. The hypothetical redemption is tested under the Section 302 tests described above (and the other tests set forth in Section 302 of the Code, but not discussed above). For those holders who receive cash in lieu of fractional shares and whose percentage interest in the Company is enhanced or not materially diminished, the gain will be treated as a distribution, and a dividend to the extent of the U.S. holder’s ratable share of our current and accumulated earnings and profits. For those holders who receive cash in lieu of fraction shares whose percentage interest in the Company is substantially diminished under the Section 302 tests (or any other applicable test), the gain is treated as arising out of a sale of our Common Stock. In such a case, the basis in the stock received in the Reverse Stock Split is the same as the aggregate adjusted tax basis the holder had immediately prior to the Reverse Stock Split decreased by the amount of money received and increased by the amount treated as either gain or a dividend.

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In contrast to the discussion above, based on certain administrative guidance it is possible that U.S. holders who receive both stock and cash in the Reverse Stock Split may instead be treated as if they received all stock in a tax-free reorganization and then had their fractional shares redeemed in a separate transaction. Based on Treasury Regulation Section 1.301-1(l), even though the Reverse Stock Split is viewed as a reorganization, it is possible for any such cash received to be viewed as a dividend independent of the reorganization, followed by or preceded by the exchange of stock-for-stock in a tax-free reorganization. Each stockholder is urged to consult its own tax advisor as to the application of these rules to such stockholder under its particular circumstances.

Basis and Holding Period in Post-Split Shares

In a reorganization defined in Section 368(a)(1)(E) of the Code as a recapitalization, if one share of corporate stock is received in exchange for more than one share of corporate stock surrendered, then the aggregate basis in the shares surrendered must be allocated to the basis of the shares received, and the holding period of the stock received generally includes the holding period of the stock held immediately prior to the Reverse Stock Split.

Information Reporting and Backup Withholding

A U.S. holder may be subject to information reporting with respect to any cash received in the Reverse Stock Split. U.S. holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (e.g., by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at a rate of 24%. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability otherwise arising from the Reverse Stock Split, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

Tax Consequences of the Reverse Stock Split to the Company

With respect to the Reverse Stock Split, the Company generally should not recognize any gain or loss for U.S. federal income tax purposes. Under the Code, an “ownership change” with respect to a corporation can significantly limit the amount of pre-ownership change NOLs and certain other tax assets that the corporation may utilize after the ownership change to offset future taxable income. Very generally, an ownership change occurs if the aggregate stock ownership of holders of at least 5% of a corporation’s stock increases by more than 50 percentage points over the preceding 3-year period. The Company does not expect the Reverse Stock Split to have a material impact on its NOLs or other relevant tax assets, as determined for U.S. federal income tax purposes.

THE REVERSE STOCK SPLIT

Basic Terms

On or after the 20th day following the mailing of this information statement, which the Company expects to commence on or about the date hereof, the Company will file the certificate of amendment to its certificate of incorporation with the Delaware Secretary of State to effect a 1-for-2,000 reverse stock split of its issued and outstanding common stock, as approved by the Company’s Board on October 5, 2023 and the holders of (a) a majority of the Company’s outstanding shares of Common Stock on October 9, 2023.

Under the terms of the Reverse Stock Split, every holder of record of the Common Stock on the Effective Date will be entitled to receive one share of the Company’s new common stock for every 2,000 shares of existing Common Stock held by that person. No fractional shares will be issued, and:

•	Stockholders who hold fewer than 2,000 shares of existing Common Stock on the Effective Date will receive cash in the amount of $0.0023 per share of existing pre-reverse split Common Stock.

•	Stockholders who hold 2,000 or more shares of existing Common Stock on the Effective Date will receive:

-	one share of new Common Stock for every 2,000 shares of existing Common Stock held on the Effective Date; and

-	cash in lieu of any fractional share of new Common Stock that such holder would otherwise be entitled to receive on the basis of $0.0023 per share of existing Common Stock.

If you currently hold less than 2,000 shares of Common Stock and you want to continue to hold Common Stock after the Reverse Stock Split, you may do so by taking either of the following actions far enough in advance so that it is complete before the close of business on the Effective Date:

•

purchase a sufficient number of shares of Common Stock on the open market and have them registered in your name and consolidated with your current record account if you are a record holder, or have them entered in your account with a nominee, such as your broker or bank, in which you currently hold shares of Common Stock, so that you hold at least 2,000 shares of Common Stock in your record account immediately prior to the Effective Date of the Reverse Stock Split; or

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•

if applicable, consolidate your record accounts, or your accounts with nominees, so that you hold at least 2,000 shares of Common Stock in a single record account immediately prior to the Effective Date of the Reverse Stock Split.

Because of the limited trading market for the Company’s common stock, you may be unable to purchase enough shares to retain an equity interest in Mymetics.

The Company intends for the Reverse Stock Split to treat stockholders holding Common Stock in street name through a nominee, such as a bank or broker, in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. A stockholder holding fewer than 2,000 shares of Common Stock in street name who wants to receive cash in the Reverse Stock Split should instruct its nominee to transfer such stockholder’s shares into a record account in such stockholder’s name in a timely manner and in any event prior to the Effective Date, to ensure that such stockholder will be considered a holder of record prior to the Effective Date of the Reverse Stock Split. A stockholder holding fewer than 2,000 shares of Common Stock in street name through a nominee who does not transfer shares into a record account prior to the Effective Date may not have its shares cashed out in connection with the Reverse Stock Split. For instance, a stockholder’s shares may not be cashed out if such stockholder’s nominee is a record holder of an aggregate of 2,000 or more shares of Common Stock, holds shares for multiple stockholders in street name and does not provide such beneficial ownership positions prior to the Effective Date to our Exchange Agent. Stockholders may continue to sell their shares of the Company’s Common Stock on the OTCQB market maintained by the OTC Markets Group Inc. until the Effective Date. After that date the Company may decide to remove the stock from the OTCQB.

The Reverse Stock Split is structured as a “going private” transaction under SEC Rule 13e-3 promulgated under the Exchange Act because it is intended to, and if completed will likely, reduce the number of record holders of our common stock to fewer than 300, which will permit us to terminate our registration and periodic reporting obligations. In connection with the Reverse Stock Split, we have filed a Rule 13e-3 transaction statement on Schedule 13E-3 with the SEC. We intend to apply for the termination of our registration and periodic reporting obligations as soon as practicable after the Effective Date of the Reverse Stock Split.

Effective Date

The Company intends to make the Effective Date of the Reverse Stock Split be the date that the Delaware Secretary of State accepts for filing the certificate of amendment to its certificate of incorporation. The Company intends for that date to be on or after the 20th day following the mailing of this information statement, which the Company expect to commence on or about the date hereof.

Stock Certificates

Direct Transfer LLC has been appointed as the Exchange Agent to carry out the exchange of existing stock certificates for new Common Stock certificates and to send cash payments to the stockholders who would otherwise be entitled to receive fractional shares of new Common Stock as a result of the Reverse Stock Split. Stockholders whose shares are held in brokerage accounts or in a street name need not submit old Common Stock certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. The Exchange Agent will not send a separate Letter of Transmittal to the recipients of this information statement, as determined by the Company’s records.  Promptly following the Effective Date of the Reverse Stock Split, the Exchange Agent will send a letter of transmittal to each other stockholder, which will describe the procedures for surrendering stock certificates in exchange for new Common Stock or, if applicable, cash consideration to be received in lieu of fractional shares of new Common Stock. Upon receipt of the stock certificates and properly completed letters of transmittal, the Exchange Agent will issue the appropriate new stock certificates or make the appropriate cash payment within approximately 20 business days.

No service charges will be payable by the Company’s stockholders in connection with the exchange of certificates. The Company will bear all such expenses. The Company will not pay interest on cash sums due to any such stockholder in connection with the Reverse Stock Split.

In connection with the Reverse Stock Split, the Common Stock will be identified by a new Committee on Uniform Security Identification Procedures, or “CUSIP,” number. This new CUSIP number will appear on any stock certificates representing shares of the Company’s new Common Stock after the Effective Date of the Reverse Stock Split.

All stock certificates evidencing ownership of Mymetics Common Stock outstanding immediately prior to the Reverse Stock Split will be deemed for all purposes to represent (a) a claim for cash payment in lieu of a fractional share of new Mymetics Common Stock and/or (b) new certificates representing the number of shares of new Mymetics Common Stock that will result from the Reverse Stock Split, whether or not the certificates representing existing Mymetics Common Stock are surrendered for exchange. Do not send your stock certificates to the Company or the Exchange Agent until you have received a transmittal letter and followed the instructions therein.

Dissenters’ Rights

Stockholders are not entitled to appraisal rights in connection with the Reverse Stock Split under either the Company’s restated certificate of incorporation, as amended, or the DGCL.

Provision for Unaffiliated Stockholders

Neither the Company, nor any of its executive officer, directors nor any person controlling the Company has made any provision in connection with the Reverse Stock Split to grant unaffiliated stockholders access to the Company’s corporate files or to obtain counsel or appraisal services for the unaffiliated stockholders at the Company’s expense.

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Stockholder Approval of the Reverse Stock Split

Under Section 228 of the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action to be taken is signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on the action were present and voted.

Under the DGCL and the Company’s existing restated certificate of incorporation, as amended, the approval by the holders of a majority of our outstanding shares of Common Stock is required to adopt the certificate of amendment to the Company’s certificate of incorporation and approve the Reverse Stock Split.

On October 9, 2023, stockholders of the Company holding approximately 51.55% of the Company’s outstanding Common Stock delivered to the Company their consent approving the Reverse Stock Split and other transactions contemplated thereby and adopting for filing the certificate of amendment to the Company’s certificate of incorporation. The majority stockholder consent is sufficient under Delaware law to approve the certificate of amendment and the Reverse Stock Split without the concurrence of any other stockholders. Therefore, no further action of the stockholders is necessary to approve the Reverse Stock Split. The Company has not required the approval of the Reverse Stock Split by the holders of a majority of the Company’s shares held by persons unaffiliated with Mymetics.

Pursuant to Section 228(e) of the DGCL, we are delivering notice of action by written consent of the Company’s stockholders to stockholders as of the close of business on October 9, 2023, the date on which written consents executed by a sufficient number of stockholders to approve the certificate of amendment were delivered to the Company.

Source of Funds and Financial Effect of the Reverse Stock Split

Given that the actual number of shares of Common Stock that the Company will purchase is unknown at this time, the total cash the Company will pay to stockholders is currently unknown, but is estimated to be approximately $2,000 . The Company expects to use cash on hand to pay the cash consideration in connection with the Reverse Stock Split and other expenses for the Reverse Stock Split.

Fees and Expenses

The following is a reasonably itemized statement of the fees and expenses that have been incurred or that are estimated to be incurred in connection with the reverse stock split and the transactions related to the Reverse Stock Split:

•	$2,000 in cash consideration to stockholders in lieu of fractional shares of new Common Stock;

•	$50,000 in legal and accounting fees;

•	$10,000 for printing, mailing and other costs in connection with the mailing of this information statement;

•	$20,000 to Direct Transfer LLC for exchange agent services; and

•	$20,000 for miscellaneous expenses.

The Company has paid or will be responsible for paying all fees and expenses incurred or to be incurred in connection with the Reverse Stock Split and the transactions related to the Reverse Stock Split.

 Accounting Consequences

The par value per share of Common Stock will remain at $0.01 per share following the Reverse Stock Split. The Reverse Stock Split will result in an increase in per share net income and an increase in net book value per share of Common Stock because fewer shares of the Company’s Common Stock will be outstanding.

Certain Legal Matters

The Company is not aware of any license or regulatory permit that appears to be material to its business that might be adversely affected by the Reverse Stock Split, nor any approval or other action by any governmental, administrative or regulatory agency or authority, domestic or foreign, that would be required to consummate the Reverse Stock Split, other than approvals, filings or notices required under federal and state securities laws and the filing of the certificate of amendment to our certificate of incorporation with the Delaware Secretary of State.

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MARKET FOR COMMON STOCK AND DIVIDEND POLICY

Market Information for Common Stock

The Company’s common stock is currently traded on the OTCQB over the counter market maintained by the OTC Markets Group Inc. under the symbol “MYMX”. The trading in the Company’s Common Stock is extremely limited. The last reported sales price for the Company’s shares of Common Stock on the OTCQB as of October 12, 2023, was $0.0012 per share. As of September 30, 2023, the Company had 559 stockholders of record.

During the fiscal year 2023, the Company has been notified twice by the OTC Markets Group, once on May 12, 2023 and the second time on  September 14, 2023, that its bid price had closed below $0.01 for more than 30 consecutive calendar days and no longer meets the Standards for Continued Eligibility for OTCQB as per the OTCQB Standards, Section 2.3(2), which states that the company must “maintain proprietary priced quotations published by a Market Maker in OTC Link with a minimum closing bid price of $.01 per share on at least one of the prior thirty consecutive calendar days.” As per Section 4.1 of the OTCQB Standards, the company will be granted a cure period of 90 calendar days during which the closing bid price for the Company’s common stock must be $.01 or greater for ten consecutive trading days in order to continue trading on the OTCQB marketplace. If this requirement is not met by December 13, 2023, the company will be removed from the OTCQB marketplace.

Dividend Policy

We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the growth and development of our business or to pay down existing indebtedness. In addition, the terms of any future debt agreements may preclude us from paying dividends. As a result, capital appreciation, if any, of our securities will be your sole source of gain for the foreseeable future.

INFORMATION CONCERNING THE COMPANY

We are a vaccine company and are focused on the research and development of next generation vaccines for infectious and life disabling diseases. Our core technology and expertise lays in the use of virosomes, lipid-based carriers containing functional fusion viral proteins and natural membrane proteins, in combination with rationally designed antigens and if required, adjuvants. We have generated results on several vaccine candidates. Some clinical and mainly pre-clinical results have been generated for the HIV-1/AIDS, Covid-19, intra nasal influenza, RSV, malaria and Chikungunya vaccines, however, since June of 2023 most candidate programs have been stopped or are on hold. Besides infectious diseases, we have shown good results in several discovery projects in immunotherapy, one in the allergy field and several in the field of oncology, for which we collaborated with other biotech companies. Our vaccine candidates for infectious diseases are designed to induce protection against early transmission and infection, focusing on the mucosal immune response as a first-line defense in combination with humoral and cellular immune responses as a second-line defense, which, for some pathogens, may be essential for the development of an effective prophylactic vaccine. Additionally, for certain immunotherapies, we are exploring the use of virosome platform to trigger specific immune responses. We believe that virosomes are a promising vaccine delivery system since they do not use live attenuated or killed pathogens and increase the immunogenicity and stability of the vaccine.

 On February 8, 2023, the Company announced that it has been conducting a process to explore strategic alternatives to enhance shareholder value. The Board authorized management and its external advisors to initiate such a process, and it has been considering a broad range of strategic alternatives including a potential sale of part or all of the Company. In connection therewith, the Company, through its external advisors, had requested bids (the “Bid Process”) for any combination of assets (including but not limited to as a going concern), by February 24, 2023, at 5:00 pm ET (the “Bid Deadline”). To the extent the Company determined there were viable bids by or prior to the Bid Deadline, the Company pursued those possible alternatives. To the extent the there were no viable bids provided by or prior to the Bid Deadline, the Company would consider other alternatives, including the winding up of its operations shortly after the Bid Deadline. On February 24, 2023, the Company announced that it was still discussing with counterparties potential bids for any combination of its assets (including but not limited to as a going concern) and had decided to extend the bid process (the “Bid Process”) for an indeterminate period of time. There can be no assurance that the Bid Process will result in the sale of part or all of the Company or other change or outcome. The Company has retained McDermott, Will & Emery LLP as legal counsel in connection with the Bid Process.

 In addition, in the event that the Company’s closing bid price falls below $0.001 at any time for five consecutive trading days, the Company will be immediately removed from OTCQB.

The Board of Directors of the Company continues to evaluate the next steps, which could include a voluntary delisting of the OTCQB marketplace in connection with a possible winddown of the Company’s operations.

While the Company pursues these strategic alternatives, due to lack of liquidity, cost reductions for 2023 have been put in place, including the termination of employment agreements for all employees, except Ronald Kempers. On July 26, 2023, the Company decided to wind down its wholly owned subsidiary Bestewil Holding BV (“BH”) and Mymetics BV, which is the wholly owned subsidiary of BH.  BH has a remaining patent, which the Company expects to acquire to partially compensate for the approximate Euro 6 million accumulated intercompany loans from Mymetics Corporation to BH. The Company is working with the appropriate accountants to ensure this winddown process follows the applicable tax and accounting regulations. The execution of the winddown is expected to take several months to complete and is subject to various risks and uncertainties that could impact on the Company’s ability to successfully complete the winddown or the costs associated with the winddown.  To the extent that none of the remaining strategic alternatives are viable, we are exploring a possible winddown of the Company. As of the date of this filing, there is no certainty or conclusion on the future of the Company.

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Our Directors and Executive Officer

The following table provides information regarding our executive officer and directors as of September 30, 2023.

Name	Age	Positions	Term
Ronald Kempers	55	Chief Executive Officer and Chief Financial Officer	August 2010 – Present (CFO) November 2012 – Present (CEO)
Thomas Staehelin	75	Director	2007 - Present
Ulrich Burkhard	62	Director	2012 - Present
Marcel Rüegg	52	Director	January 2023 - Present

Each of our directors will serve in that capacity until our next annual stockholder meeting or until their successors are elected and qualified. The Chief Executive Officer holds his position at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

Ronald Kempers, Chief Executive Officer and Chief Financial Officer

Ronald Kempers is the President and CEO. He started as Chief Operating Officer in July 1, 2009, and was appointed Chief Financial Officer on August 1, 2010. Effective November 19, 2012, Ronald Kempers was appointed President and Chief Executive Officer. Mr. Kempers is a senior business leader and entrepreneur, having over 20 years of international business management, business development and finance experience with leading global corporations (Hewlett Packard, Oracle) and medical and IT start-ups. Mr. Kempers has a M.Sc. in Business Administration from the Erasmus University, Rotterdam School of Management and has continued further education with various executive courses, including IMD, Lausanne.

Thomas Staehelin, Director

Dr. Staehelin is Senior Managing Partner of Fromer Advocatur und Notariat, a law firm located in Basel, Switzerland. Dr. Staehelin focuses primarily on corporate and tax law. Dr. Staehelin has served as a member of this law firm since 1975. Dr. Staehelin also serves on the boards of various Swiss companies. Dr. Staehelin received his Ph.D. degree in Law from the University of Basel. He formerly served as a member of the cantonal parliament of Basel.We benefit from Dr. Staehelin’s significant international business experience, financial expertise through his role as a lawyer and board member of many companies conducting business on a global basis and knowledge of the Swiss legal system to assist the Company with its Swiss subsidiaries.

Ulrich Burkhard, Director

Ulrich Burkhard is Co-Founder, Managing Partner and Director of Marcuard Family Office, a multi-client family office founded in 1998 and located in Zurich, Switzerland, providing asset management advice. From 1994 to 1998, Mr. Burkhard held overall responsibility for Latin American marketing and relationship management at Bank J. Vontobel & Co. Ltd., Zurich, and was appointed First Vice President in 1995. From 1989 to 1994, Mr. Burkhard was Head of Private Banking Latin America at Vontobel USA Inc., New York, and was appointed Vice President in 1990. From 1987 to 1989, he worked at Bank J. Vontobel & Co. Ltd. as Head of Staff of the CEO’s office. Mr. Burkhard began his career at Bank J. Vontobel & Co. Ltd., Zurich in 1978, focusing on global investment management and private banking. Mr. Burkhard holds a Bachelor of Science and Business Administration degree from the University of Applied Sciences, Zurich. Mymetics believes that it benefits from the significant financial expertise of Mr. Burkhard.

Marcel Rüegg, Director

Since January 16, 2023, Marcel Rüegg is an independent board member of Mymetics and has over 25 years experience in banking, corporate finance and risk management. Over the last 5 years he has been holding board positions on several Swiss and international companies and continues to do so. Formerly built a strong career in private banking at JP Morgan and Credit Suisse. Dr. Rüegg received his Ph.D in financial mathematics and obtained a Master degree in Mathematics from the Swiss Federal Institute of Technology (ETH) in Zürich.

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Security Ownership of Principal Stockholders and Management

The table below provides information about the beneficial ownership of Mymetics’s common stock as of September 30, 2023, by each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock as well as by each director, director nominee and named executive officer and by all directors and executive officer as a group. Except as otherwise indicated in the footnotes below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by such person, subject to community property laws where applicable.

Name	Number of Shares and Nature of Beneficial Ownership	Ownership Percentage
Principal Stockholders:
Round Enterprises Ltd. (1)	141,006,552(4)	46.42%
Eardley Holding AG (1)	12,479,907(3)	4.11%
Directors and Named Executive Officer:

Ronald Kempers (1)	3,100,000(2)	1.02%
Thomas Staehelin (1) (see Eardley Holding AG)	12,479,907(3)	4.11%
Ulrich Burkhard (1)	--	0%
Marcel B. Rüegg (1)	--	0%
Directors and executive officer as a group (4 persons including Eardley Holding AG)	15,579,907	5.13%

(1) Address is Mymetics Corporation, co Mymetics SA, Biopole, Route de la Corniche 4, CH-1066 Epalinges (Switzerland).

(2) Ronald Kempers’ beneficial ownership includes 100,000 shares acquired from previous shareholder, 3,000,000 shares that were issued through exercise of stock options. Not included hereby are options to acquire 5,000,000 shares related to stock options that have vested or will vest within 60 days of this filing.

(3) Dr. Thomas Staehelin’s beneficial ownership includes indirectly held shares through Eardley Holding AG, and does not include 129,040,905 potentially issuable shares from conversion of convertible loans from Eardley.

(4) As stated in the Form 13-D filed by Round Enterprises Ltd. all its shares are held through Anglo Irish Bank, SA, as nominee which, as a fiduciary, cannot take any action without the prior consent of Round Enterprises Ltd. This does not include 674,489,499 potentially issuable shares from conversion of convertible notes held of record by Round Enterprises Ltd.

Certain Relationships and Related Transactions With Affiliates

In accordance with its charter, our Audit Committee is responsible for reviewing and approving all related party transactions and considers the factors that it determines to be most relevant to evaluating each applicable transaction. A report is made to our Audit Committee annually by our management and our independent registered public accounting firm disclosing any known related party transactions. The Audit Committee reviewed and approved the following reportable transactions occurring during Fiscal Year 2022 and Fiscal Year 2021.

Two of the Company’s major shareholders, Round Enterprises Ltd and Eardley Holding AG, have granted secured convertible notes and short-term convertible notes and promissory notes, which have a total carrying amount of €73,675 including interest due as of June 30, 2023. Conversion prices on the Euro-denominated convertible debt have been fixed to a fixed Euro/US dollar exchange rate.

The maturity dates of the promissory notes are at the end of a subsequent calendar quarter in which the Company receives a written request from the lender for repayment of the unpaid principal and accrued interest due under the Notes.

Selected Financial Information

In the tables below, we provide you with historical selected financial data for the years ended December 31, 2022 and 2021 and for the interim periods ended March 31, 2023 and June 30, 2023. This information is derived from our consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2023, which was filed by the Company on April 11, 2023, the Form 10-Q for the period ending March 31, 2023 filed by the Company on May 15, 2023 and the Form 10-Q for the period ending June 30, 2023 which was filed by the Company on August 18, 2023 (amounts in thousands, except share and per share data).

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BALANCE SHEET AND INCOME STATEMENT FOR FY2021, FY022, 1st QTR 2023, 2nd QTR 2023

	2022		2021

ASSETS
Current Assets
Cash	E	313	E	571
Accounts Receivable		62		15
Prepaid expenses		106		87
Total current assets		481		673

Rent deposit		10		10
Property and equipment, net of accumulated depreciation of E475 and E473 at December 31, 2022 and 2021, respectively		26		39
Right-of-Use Asset		133		239
Goodwill		6,671		6,671
	E	7,321	E	E7,632

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	E	213	E	E47
Deferred revenue (Grant)		7		--
Operating Lease Liability		106		110
Non-convertible notes payable and related accrued interest to related parties		10,461		8,790
Convertible notes payable and related accrued interest to related parties		61,243		58,479
Total current liabilities		72,030		67,426

Long Term Liabilities
DEBT- Federal Financing Bank		156		162
Operating lease liability		31		130
Total long-term liabilities		187		292
		72,217		67,718

Commitments and Contingencies (Note 6)		--		--

Shareholders’ Deficit
Common stock, U.S. $.01 par value; 1,200,000,000 shares authorized at December 31, 2022 and December 2021; issued and outstanding 303,757,622 at December 31, 2022 and 2021		2,530		2,530

Preferred stock, U.S. $.01 par value; 5,000,000 shares authorized; none issued or outstanding		--		--
Additional paid-in capital		34,443		34,443
Accumulated deficit		(102,555)		(97,750)
Accumulated other comprehensive income		686		691
		(64,896)		(60,086)
	E	7,321	E	7,632

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	2022		2021
Revenues
Research and development services	E	--	E	3
Sales other		3		--
Grants		1,025		427
		1,028		430
Expenses
Research and development		1,442		975
General and administrative		1,331		1,105
		2,773		2,080
Operating Loss		(1,745)		(1,650)

Interest expense		2,800		2,751
Other (income) expense		260		329
Loss before income tax provision		(4,805)		(4,730)

Income tax provision		--		--
Net loss		(4,805)		(4,730)

Other comprehensive loss
Foreign currency translation adjustment		(5)		(4)
Comprehensive loss	E	E(4,810)	E	E(4,734)

Basic and diluted loss per share	E	E(0.02)	E	E(0.02)

Weighted average number of shares used in per share calculations		303,757,622		303,757,622

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	March 31,		December 31,
	2023		2022
	(unaudited)
ASSETS
Current Assets
Cash	E	335	E	313
Accounts receivable		86		62
Prepaid expenses		93		106
Total current assets		514		481

Rent deposit		10		10
Property and equipment, net of accumulated depreciation of E478 at March 31, 2023 and E475 at December 31, 2022		23		26
Right-of-Use Asset		106		133
Goodwill		6,671		6,671
	E	7,324	E	7,321

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	E	971	E	213
Deferred revenue (Grant)		--		7
Operating lease liability		106		106
Non-convertible notes payable and related accrued interest to related parties		11,024		10,461
Convertible notes payable and related accrued interest to related parties		61,821		61,243
Total current liabilities		73,922		72,030

Long Term Liabilities
Debt-Federal Financing Bank		155		156
Operating lease liability		4		31
Total long-term liabilities		159		187
		74,081		72,217

Commitments and Contingencies (Note 3)		--		--

Shareholders’ Deficit
Common stock, U.S. $0.01 par value; 1,200,000,000 shares authorized; issued and outstanding 303,757,622 at March 31, 2023 and at December 31, 2022		2,530		2,530
Preferred stock, U.S. $0.01 par value; 5,000,000 shares authorized; none issued or outstanding		--		--
Additional paid-in capital		34,443		34,443
Accumulated deficit		(104,416)		(102,555)
Accumulated other comprehensive income		686		686
Total shareholders’ deficit		(66,757)		(64,896)
Total liabilities and shareholders’ deficit	E	7,324	E	7,321

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	Three Months Ended March 31,
	2023		2022
Revenue
Research and development services	E	3	E	--
Advisory services		--		3
Grants revenue		274		482
		277		485
Expenses
Research and development		599		582
General and administrative		879		332
		1,478		914
Operating Loss		(1,201)		(429)

Interest expense		697		694
Other expense		(37)		88
Loss before income tax provision		(1,861)		(1,211)

Income tax provision		--		--
Net Loss		(1,861)		(1,211)

Other comprehensive loss
Foreign currency translation adjustment		--		7
Comprehensive loss	E	(1,861)	E	(1,204)

Basic and diluted earnings per share	E	(0.00)	E	(0.00)

Weighted-average shares outstanding, basic and diluted		303,757,622		303,757,622

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	June 30,	December 31,
	2023	2022
	(unaudited)
ASSETS
Current Assets
Cash	€402	€313
Accounts receivable	42	62
Prepaid expenses	49	106
Total current assets	493	481

Rent deposit	10	10
Property and equipment, net of accumulated depreciation of €498 at June 30, 2023 and €475 at December 31, 2022	3	26
Right-of-Use Asset	27	133
Goodwill	--	6,671
	€533	€7,321

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	€659	€213
Deferred revenue	--	7
Operating Lease Liability	28	106
Non-convertible notes payable and related accrued interest to related parties	11,695	10,461
Convertible notes payable and related accrued interest to related parties	62,458	61,243
Total current liabilities	74,840	72,030

Long Term Liabilities
Debt-Principal Payable to the Federal Financing Bank	144	156
Operating lease liability	--	31
Total long-term liabilities	144	187
	74,984	72,217

Commitments and Contingencies (Note 3)	--	--

Shareholders’ Deficit
Common stock, U.S. $0.01 par value; 1,200,000,000 shares authorized; issued and outstanding 303,757,622 at June 30, 2023 and at December 31, 2022	2,530	2,530
Preferred stock, U.S. $0.01 par value; 5,000,000 shares authorized; none-issued or outstanding	--	--
Additional paid-in capital	34,443	34,443
Accumulated deficit	(112,101)	(102,555)
Accumulated other comprehensive income	677	686
Total shareholders’ deficit	(74,451)	(64,896)
Total liabilities and shareholders’ deficit	€533	€7,321

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	For The Three Months Ended June 30,		For The Six Months Ended June 30,
	2023	2022	2023	2022
Revenue
Research and development	€--	€--	€--	€3
Grants	103	297	377	779
Other	--	--	3	3
	185	297	462	782
Expenses
Research and development	195	400	794	982
General and administrative	281	327	1,160	659
	476	727	1,954	1,641

Operating Loss	(291)	(430)	(1,492)	(859)

Interest expense	711	699	1,408	1,393
Goodwill impairment	6,671	--	6,671	--
Other (income) expense	94	213	57	301
	7,394	912	8,054	1,694

Loss before income tax provision	(7,685)	(1,342)	(9,546)	(2,553)

Income tax provision	--	--	--	--
Net Loss	(7,685)	(1,342)	(9,546)	(2,553)

Other comprehensive income
Foreign currency translation adjustment	(9)	(2)	(9)	5
Comprehensive loss	€(7,694)	€(1,344)	€(9,555)	€(2,548)

Weighted-average shares outstanding, basic and diluted	303,757,622	303,757,622	303,757,622	303,757,622

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OTHER MATTERS

Available Information

Because the Reverse Stock Split will constitute a “going private” transaction, the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the Reverse Stock Split. The Schedule 13E-3 contains additional information about the Company and the Reverse Stock Split. Copies of the Schedule 13E-3 are available for inspection and copying at the Company’s principal executive offices during regular business hours by any stockholder of the Company, or representative of a stockholder who has been so designated in writing, or by request directed to Ronald Kempers, Chief Executive Officer and Chief Financial Officer, at Mymetics Corporation c/o Mymetics SA, Biopole, Route de la Corniche 4, CH-1066 Epalinges (Switzerland).

As permitted by the SEC, this information statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection or copying as set forth above. Statements contained in this information statement or in any document incorporated in this information statement by reference regarding the contents of any document are not necessarily complete and each of these statements is qualified in its entirety by reference to that document filed as an exhibit with the SEC.

Where You Can Find More Information

The Company is currently subject to the reporting requirements of the Exchange Act and, therefore, files annual, quarterly and periodic reports, proxy statements and other information with the SEC. The Company’s SEC filings are also available to the public over the Internet at the SEC’s website at www.sec.gov.

This information statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy. The Company is not asking you for a proxy and you are requested not to send a proxy. You should not assume that the information contained in this information statement is accurate as of any date other than such date, and the mailing of this information statement will not create any implication that the information contained in this information statement is accurate as of any other date.

You should rely only on the information contained or incorporated by reference in this information statement. The Company has not authorized anyone to provide you with information that is different from what is contained in this information statement. This information statement is dated [  ], 2023.

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